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                                                                    Exhibit 1.01

                             CITIGROUP FUNDING INC.

                    Medium-Term Notes, Series D and Series E
                  Euro-Medium-Term Notes, Series D and Series E

                         GLOBAL SELLING AGENCY AGREEMENT

                                 April 20, 2006
                               New York, New York

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
(the "U.S. Agent")

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London E14 5LB
ENGLAND
(the "International Agent")

Ladies and Gentlemen:

          Citigroup Funding Inc., a Delaware corporation (the "Company") and Citigroup Inc., a Delaware corporation (the "Guarantor"), confirm their agreement with each of you with respect to the issue and sale by the Company of its Medium-Term Notes, Series D and Series E, in registered form (the "Medium-Term Notes") and Euro-Medium-Term Notes, Series D and Series E, in bearer form (the "Euro Medium-Term Notes"; and together with the Medium-Term Notes, the "Notes"), which Notes are fully and unconditionally guaranteed (the "Guarantee") by the Guarantor. The Notes may be denominated in U.S. dollars, foreign currencies or composite currencies (the "Specified Currency") as may be specified in the applicable Pricing Supplement (as defined herein) relating to any particular issue of Notes.

          The Notes, Series D, will be issued under an indenture (the "Senior Debt Indenture"), dated as of June 1, 2005, among the Company, the Guarantor, and JPMorgan Chase Bank, N.A., as trustee. The Notes, Series E, will be issued under an indenture (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"), dated as of June 1, 2005, among the Company, the Guarantor, and Deutsche Bank Trust Company Americas, as trustee (together with JPMorgan Chase Bank, N.A., the "Trustees"). Unless otherwise specifically provided for and set forth in a supplement to the Prospectus referred to below, the Medium-Term Notes will be issued in minimum denominations of U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding such amount by integral multiples of U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in fully registered form, and the Euro Medium-Term Notes will be issued in minimum denominations of U.S.$10,000 (or the approximate equivalent thereof in the Specified Currency) and in denominations exceeding

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such amount by integral multiples of U.S.$1,000 (or the approximate equivalent thereof in the Specified Currency) and will be issued only in bearer form, and the Notes will have the interest rates, maturities, redemption provisions and other terms set forth in the applicable Pricing Supplement (as defined herein).

          The Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "U.S. Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such U.S. Procedures with respect to the Medium-Term Notes issued pursuant to such Terms Agreement). The U.S. Procedures may only be amended by written agreement of the Company, the Guarantor and the U.S. Agent after notice to, and with the approval of, the Trustees. The Euro Medium-Term Notes will be issued, and the terms thereof established, in accordance with the Indentures and the Euro Medium-Term Notes Administrative Procedures attached hereto as Exhibit B (the "Euro Procedures") (unless a Terms Agreement modifies or otherwise supersedes such Euro Procedures with respect to the Euro Medium-Term Notes issued pursuant to such Terms Agreement). The Euro Procedures may only be amended by written agreement of the Company, the Guarantor and the International Agent after notice to, and with the approval of, the Trustees.

          For purposes of this Agreement, the term "Agent" shall refer to either one of you and to any additional agents appointed as a party to this Agreement pursuant to Section 2(c) hereof, and the terms "U.S. Agent" and "International Agent" shall refer to such of you as are indicated on the cover page of this Agreement and any such additional Agents appointed as such pursuant to Section 2(c) hereof, each acting solely in its capacity as agent for the Company pursuant to Section 2(a) and not as principal; the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to you and any other Agent collectively, whether at any time any one of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

          Any reference herein to the Registration Statement, the Base Prospectus, any Prospectus Supplement or any Pricing Supplement (each, as defined below) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act of 1934 (the "Exchange Act") on or before the most recent date and time that the Registration Statement, any post-effective amendment or amendments thereto became or become effective (the "Effective Date") or the issue date of the Base Prospectus, any Prospectus Supplement or any Pricing Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Prospectus Supplement or any Pricing Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Prospectus Supplement or any Pricing Supplement, as the case may be, deemed to be incorporated therein by reference.


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          1. Representations and Warranties. The Company and the Guarantor
jointly and severally represent and warrant to, and agree with, each of you as set forth below in this Section 1.

          (a) The Company and the Guarantor meet the requirements for use of Form S-3 under the Securities Act of 1933 (the "Securities Act") and have prepared and filed with the Securities and Exchange Commission (the "Commission") an automatic shelf registration statement, as defined in Rule 405, (File No. 333-132370), including a related base prospectus dated March 10, 2006 (the "Base Prospectus") and forms of prospectus supplement relating to the Notes, for registration under the Securities Act of the offering and sale of the Notes. Such automatic shelf registration statement, including exhibits and financial statements but excluding all Forms T-1, and any prospectus supplement or pricing supplement relating to the Notes that is filed with the Commission pursuant to Rule 424(b) and deemed part of such automatic shelf registration statement pursuant to Rule 430B, as amended on each Effective Date is referred to herein as the "Registration Statement". Such Registration Statement, including any amendments thereto filed prior to the date of this Agreement, became effective upon filing. The Company and the Guarantor have filed with the Commission a final prospectus supplement relating to the Medium-Term Notes and the plan of distribution thereof (the "U.S. Prospectus Supplement") and a final prospectus supplement relating to the Euro Medium-Term Notes and the plan of distribution thereof (the "Euro Prospectus Supplement", together with the U.S. Prospectus Supplement, the "Prospectus Supplements" and together with the Base Prospectus (including the U.S. Prospectus Supplement or the Euro Prospectus Supplement, as the case may be), the "Prospectuses"). As filed, such Prospectus Supplements contained all information required by the Securities Act and the rules thereunder, and, were in all substantive respects in the form furnished to you prior to the date of filing; provided that the terms of a particular offering of the Notes will be set forth in a supplement to the relevant Prospectus Supplement (a "Pricing Supplement") which the Company and the Guarantor will file with the Commission in accordance with Rule 424(b). The Registration Statement, as of the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x). The initial Effective Date of the Registration Statement was not earlier than the date three years before the date of this Agreement;

          (b) The documents incorporated by reference in the Prospectuses, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference in the Prospectuses, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

          (c) On each Effective Date, the Registration Statement did, and when the Prospectus Supplements were first filed in accordance with Rule 424(b) and on the Commencement Date (as defined in Section 2(a) below) and on the date of delivery of and payment for a particular issue of Notes (the "Settlement Date"), the Prospectus Supplements did and any supplements thereto will comply in all material respects with the


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applicable requirements of the Securities Act, the Exchange Act and the Trust
Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on each Effective Date and at the time sales of a particular offering of the Notes are confirmed (the "Time of Sale"), the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date, on the Commencement Date and on the Settlement Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; on the date of any filing pursuant to Rule 424(b), on the Commencement Date and on the Settlement Date, the Prospectuses did not and any supplement thereto will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantor make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus Supplements or applicable Pricing Supplement in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of either Agent specifically for inclusion in the Registration Statement or Prospectuses (and any supplement thereto);

          (d) As of the Time of Sale, the Disclosure Package (as defined below), when taken together with the terms of the Notes set forth in the applicable Pricing Supplement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by either Agent specifically for use therein. The "Disclosure Package" means (i) the Base Prospectus, as amended and supplemented most recently prior to the Time of Sale, (ii) any relevant prospectus supplement, (iii) the related preliminary Pricing Supplement, if any, used most recently prior to the Time of Sale and (iv) any applicable issuer free writing prospectus, as defined in Rule 433 under the Securities Act (each an "Issuer Free Writing Prospectus"), filed with the Commission under Rule 433 prior to the Time of Sale;

          (e) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with
Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Notes in reliance on the exemption in Rule 163 and (iv) at the Time of Sale (with such time being used as the determination date for purposes of this clause (iv)), each of the Company and the Guarantor was or is (as the case may be) a "well-known seasoned issuer" as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Notes within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r);


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          (f) (i) At the earliest time after the filing of the Registration
Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Notes and (ii) as of the Time of Sale (with such time being used as the determination date for purposes of this clause (ii)), neither the Company nor the Guarantor was and is an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company or the Guarantor be considered an Ineligible Issuer;

          (g) Each Issuer Free Writing Prospectus and Final Term Sheet (as defined in Section 4(g) below) does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement or pricing supplement deemed to be a part thereof that has not been superseded or modified. The foregoing two sentences do not apply to statements in or omissions from the Issuer Free Writing Prospectus or Final Term Sheet based upon and in conformity with written information furnished to the Company by either Agent specifically for use therein;

          (h) The Notes have been duly authorized and, when executed and authenticated in accordance with the applicable Indenture and delivered to and duly paid for by the purchasers thereof, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits of the applicable Indenture (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indentures have been duly authorized by the Company and qualified under the Trust Indenture Act; and the Indentures conform to the descriptions thereof in the Prospectuses as amended or supplemented to relate to such issuance of Notes;

          (i) The Guarantees have been duly authorized and, when the Notes have been executed, authenticated and delivered by the Guarantor in accordance with the applicable Indenture, will constitute valid and binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the applicable Indenture; and

          (j) Since the date of the most recent financial statements included in the Prospectuses or the Disclosure Package, each as amended or supplemented, there has not been any material adverse change in the consolidated financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, which is not disclosed in the Prospectuses or the Disclosure Package, each as amended or supplemented.

          2. Appointment of Agents. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes to either of you acting as principal at a discount for its own account or for resale to one or more investors or other dealers and the Company's right to sell Notes directly to investors on its own behalf or through other agents, the Company hereby appoints and authorizes the U.S. Agent and the International Agent to act as its agents to solicit offers for the purchase of all or part of the Medium-Term Notes and Euro Medium-Term Notes, respectively, from the Company; provided, however, that only the International Agent may solicit offers for the purchase of Euro Medium-Term Notes.


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          (a) Solicitations of Offers to Purchase Notes. Following the
Commencement Date (defined below), the Company shall notify each Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agents (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agents shall have been suspended by the Company or the Agents as provided hereunder, being herein referred to as an "Offering Period"). The initial Offering Period shall begin on April 20, 2006 (the "Commencement Date"). On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the U.S. Agent and the International Agent agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase Medium-Term Notes and Euro Medium-Term Notes, respectively, from the Company upon the terms and conditions set forth in the applicable Prospectus (and any supplement thereto) and in the U.S. or Euro Procedures, as applicable. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer or indication of interest to purchase Notes received by such Agent as agent. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes in its capacity as agent of the Company, each Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward or relationship of agency or trust with any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will either Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any of you may purchase Notes as principal pursuant to Section 2(b).

          The Company reserves the right, in its sole discretion, to instruct the U.S. Agent and the International Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the U.S. Agent and the International Agent (or either or both of them, as the case may be) will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, on the Settlement Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount agreed upon by the Agent and the Company. Such commission shall be payable as specified in the U.S. or Euro Procedures, as applicable. Without the prior approval of the Company, no Agent (acting on an agency basis) may reallow any portion of the commission payable pursuant hereto to dealers or purchasers in connection with the offer and sale of any Notes.


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          Subject to the provisions of this Section 2 and to the U.S. or Euro
Procedures, as applicable, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent shall deem advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

          If the Company defaults in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company and the Guarantor shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

          (b) Purchases of Notes. Subject to the terms and conditions stated herein, whenever the Company and any of you determine that the Company shall sell Notes directly to any of you as principal (in such capacity, the "Purchaser"), each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the terms of the offered Notes. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchaser. Any written Terms Agreement may be in the form attached hereto as Exhibit C. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth.

          Delivery of the Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Settlement Date specified in the Terms Agreement against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the U.S. or Euro Procedures, as applicable, unless otherwise agreed to between the Company and the Purchaser.

          Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the applicable commission and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

          (c) Additional Agents. Notwithstanding paragraph 2(a) or 2(b) above, the Company may from time to time appoint one or more additional financial institutions experienced in the distribution of securities as a U.S. Agent or International Agent under this Agreement, for the duration of this Agreement (subject to Section 7 hereof) or on an issue by issue basis, pursuant to a letter (an "Agent Accession Confirmation") substantially in the form of


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Exhibit D or Exhibit F to this Agreement, as appropriate, provided that any such additional party shall have first requested appointment as such upon the terms and conditions of this Agreement in writing to the Company pursuant to a letter (an "Agent Accession Letter") substantially in the form of Exhibit E or Exhibit
G to this Agreement, as appropriate, whereupon it shall, subject to the terms and conditions of this Agreement, the relevant Agent Accession Letter and the relevant Agent Accession Confirmation, become a party to this Agreement as a U.S. Agent, or an International Agent, as specified in the relevant Agent Accession Letter, vested with all the authority, rights and powers and subject to all the duties and obligations of an Agent as if originally named as an Agent hereunder. The Company shall promptly notify the Guarantor, the Trustees and the other Agents of any such appointment, but only in the event that any such additional Agent is appointed for the duration of this Agreement.

          3. Offering and Sale of Notes. The U.S. Agent, the International Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the U.S. or Euro Procedures, as the case may be.

          In connection with any offering of Euro Medium-Term Notes, the International Agent may act as stabilizing agent (the "Stabilizing Agent"), and as Stabilizing Agent may over-allot or effect transactions which stabilize or maintain the market price of the Euro Medium-Term Notes at a level which might not otherwise prevail. Such stabilizing, if commenced, may be discontinued at any time. The Stabilizing Agent, whose identity shall be disclosed in the applicable supplement to the Prospectus relating to such offering of Euro Medium-Term Notes, shall comply with all applicable laws.

          4. Agreements. (A) The Company and the Guarantor agree with each of you that:

          (a) At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), prior to amending or supplementing either Registration Statement or either Prospectus, the Company and the Guarantor will furnish the Agents and Cleary Gottlieb Steen & Hamilton LLP, counsel to the Agents, with a copy of each proposed amendment or supplement (other than an amendment or supplement to be made pursuant to incorporation by reference of a document filed under the Exchange Act, or a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes) and will not file any such proposed amendment or supplement to which they reasonably object. The Company and the Guarantor will promptly cause each amendment of or supplement to either Prospectus to be filed with the Commission pursuant to Rule 424(b). If either Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), each Agent shall be furnished with such information relating to such filing as it may reasonably request, and no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied that such amendment or supplement complies in all material respects with the provisions of the Securities Act and the Exchange Act. At any time during an Offering Period or during the time a prospectus relating to the Notes is required to be delivered under the Securities Act, the Company and the Guarantor will promptly advise each


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Agent of (i) the filing of any amendment or supplement to either Prospectus
(other than a Pricing Supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), (ii) the filing of any amendment to the Registration Statement, (iii) the receipt by the Company or the Guarantor of comments from the Commission relating to or requests by the Commission for any amendment of the Registration Statement or any amendment of or supplement to either Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use their reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using their best efforts to have such amendment or new registration statement declared effective as soon as practicable.

          (b) If, at any time prior to the filing of the related Pricing Supplement pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company and the Guarantor will (1) notify promptly each Agent so that any use of the Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Disclosure Package to correct such statement or omission; and
(3) supply any amendment or supplement to each Agent in such quantities as such Agent may reasonably request.

          (c) At any time during an Offering Period, the Company and the Guarantor will comply with all requirements imposed upon them by the Securities Act, as now and hereafter amended, and by the rules and regulations of the Commission thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the relevant Prospectus. If during such period any event occurs as a result of which either Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if, in the opinion of the Company and the Guarantor, during such period it is necessary to amend or supplement the Registration Statement or either Prospectus or file a new registration statement to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company and the Guarantor promptly will notify each Agent to suspend the solicitation of offers to purchase the Notes and to cease sales of any Notes. To the extent required under the provision in the last sentence of this subsection (c), the Company and the Guarantor promptly will amend or supplement the Registration Statement or the relevant Prospectus or file a new registration statement (at the expense of the Company and the Guarantor) so as to correct such statement or omission or effect such compliance and will use their best efforts to have any amendment to the


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Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the relevant Prospectus (and any supplements thereto). If such amendment or supplement, and any documents, certificates, opinions and letters furnished to the Agents pursuant to subsections (m), (n) and (o) of this Section 4(A) in connection with the preparation and filing of such amendment or supplement, are reasonably satisfactory in all respects to the Agents, in their sole discretion, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, the Agents will resume solicitation of offers to purchase Notes hereunder. Notwithstanding the foregoing, neither the Company nor the Guarantor shall be required to comply with the provisions of subsection (c) of this Section 4(A) during any period from the time any Agent shall have been notified to suspend the solicitation of offers to purchase the Notes in its capacity as Agent (whether under this subparagraph (c) or otherwise under this Agreement) to the time the Company shall determine that solicitation of offers to purchase the Notes should be resumed; provided that if any Agent holds any Notes purchased as principal pursuant to a Terms Agreement, the Company and the Guarantor shall comply with the provisions of subsection (c) of this Section 4(A) during the period when a prospectus relating to the Notes is required to be delivered pursuant to the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172).

          (d) The Guarantor will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Guarantor's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, of the Guarantor's proxy statements pursuant to Section 14 of the Exchange Act.

          (e) The Company and the Guarantor will use their best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as either Agent reasonably designates, to maintain such qualifications in effect so long as required for the distribution of the Notes and, if requested by such Agent, to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that neither the Company nor the Guarantor shall be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (f) Upon request, the Company and the Guarantor will furnish to the Agents and counsel for the Agents, without charge, signed copies of the Registration Statement (including exhibits thereto) and the Prospectuses and, so long as delivery of a prospectus relating to the Notes by an Agent may be required by the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each additional prospectus supplement, Pricing Supplement and Issuer Free Writing Prospectus and any supplements thereto as each Agent may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to each offering that are required to be prepared, furnished or delivered by it.

          (g) Upon request, the Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof (a "Final Term Sheet"), in a form approved by the relevant Agent and will file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

          (h) (i) Each of the Company and the Guarantor agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the relevant Agent, and (ii) each Agent, severally and not jointly, agrees with the Company and the Guarantor that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company and the Guarantor, it has not made and will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405) required to be filed by the Company or the Guarantor with the Commission or retained by the Company or the Guarantor under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of any Final Term Sheet and any free writing prospectus prepared by an Agent in connection with a specific offering of the Notes and approved for use by the Company and the Guarantor. Any such free writing prospectus consented to by the relevant Agent or the Company and the Guarantor is hereinafter referred to as a "Permitted Free Writing Prospectus." Each of the Company and the Guarantor agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

          (i) So long as any of the Notes are outstanding, the Guarantor agrees to furnish to each Agent, upon its reasonable request, as soon as available, all reports and financial statements filed by or on behalf of the Guarantor with the Commission or any national securities exchange. The Guarantor shall be deemed to have furnished such information to such Agent if (i) such reports and financial statements are generally available on, and can be printed and/or downloaded from, the Securities and Exchange Commission's internet website, www.sec.gov (or any other website of which the Guarantor notifies such Agent), and (ii) such Agent has been notified by the Guarantor that such reports and financial statements have been filed with the Securities and Exchange Commission.

          (j) The Company and the Guarantor shall, whether or not any sale of Notes is consummated or this Agreement is terminated, pay all expenses incident to the performance of their obligations under this Agreement and under any Terms Agreement, including, without limitation, the fees and disbursements of its accountants and counsel; the cost of printing (or other production) and delivery of the Registration Statement, the Prospectuses, any Pricing Supplements, Final Term Sheets or Issuer Free Writing Prospectuses, all amendments thereof and supplements thereto, the Indentures, and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes; the fees and disbursements (including reasonable fees of counsel) incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or blue sky laws of such jurisdictions as the relevant Agent may reasonably designate; the fees and disbursements of the Trustees; the fees of any agency that rates the Notes; the fees and expenses in connection with any listing of the Notes on The NASDAQ Stock Market, the American Stock Exchange, Luxembourg Stock Exchange or such other securities exchange agreed to by the Company; the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.; the reasonable fees and disbursements of Cleary Gottlieb Steen & Hamilton LLP, as counsel for the Agents, or other counsel reasonably satisfactory to each of the Agents, the Company and the Guarantor; and such other expenses, including, without limitation, advertising expenses as may be agreed upon by the Agents, the Company and the Guarantor; provided, however, that with respect to any purchase of Notes by one of you as principal pursuant to a Terms Agreement, the fees and disbursements of Cleary Gottlieb Steen & Hamilton LLP or other counsel to you shall not be paid by either the Company or the Guarantor.

          (k) During the term of this Agreement, the Company and the Guarantor shall furnish to each Agent such relevant documents and certificates of officers of the Company and the Guarantor relating to the business, operations and affairs of the Company and the Guarantor, the Registration Statement, the Prospectuses, any Pricing Supplement, Final Term Sheet and Issuer Free Writing Prospectus, any amendments thereof or supplements thereto, the Indentures, the Notes, this Agreement, the Procedures, any Terms Agreement and the performance by the Company and the Guarantor of their obligations hereunder or thereunder as either Agent may from time to time reasonably request. The Company and the Guarantor shall promptly notify each Agent orally, followed by written notice, of any downgrading or of the receipt by either of them of any notice of any intended downgrading in the rating accorded any securities of either the Company or the Guarantor by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if one of them no longer rates the securities of either the Company or the Guarantor, another "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g) (2).

          (l) If any issue of Medium-Term Notes is to be listed on The NASDAQ Stock Market, the American Stock Exchange or such other securities exchange agreed to by the Company, as specified in the applicable Pricing Supplement, the Company and the Guarantor will use their best efforts to obtain the listing of such issue of Medium-Term Notes on such securities exchange, to furnish to such securities exchange all documents, information and undertakings that may be reasonably necessary in order to effect such listing, and to cause such listing to be continued so long as any of the Medium-Term Notes of such issue remain outstanding.

          (m) Each time the Registration Statement or the Prospectuses are amended or supplemented (other than by filing with the Commission: (i) a Pricing Supplement, (ii) an amendment or supplement relating solely to an offering of securities other than the Notes, (iii) a Current Report on Form 8-K (or any successor item thereto), or (iv) any other amendment or supplement that the Agents reasonably deem immaterial), the Company and the Guarantor will deliver or cause to be delivered forthwith to the Agents a certificate of the Company and the Guarantor, signed by (A) on behalf of the Company, the Chairman, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary and, (B) on behalf of the Guarantor, the Chairman, any Vice Chairman, any Vice President, the principal financial officer, the General Counsel, the Controller, any Deputy Controller or the principal accounting officer and by the Treasurer, any Assistant Treasurer, the

Secretary or any Assistant Secretary (or another officer or officers acceptable to the Agents), dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agents, to the effect that the statements contained in the certificate referred to in Section 5(b) (iii) that was last furnished to the Agents (either pursuant to Section 5(b) (iii) or pursuant to this Section 4(A)(m)) are true and correct at the time of the effectiveness of such amendment or the time of filing of such supplement or document, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the relevant Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(b) (iii) but modified, if necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the relevant Prospectus, as amended and supplemented at the date of such certificate.

          (n) Each time the Registration Statement or the Prospectuses are amended or supplemented (other than by filing with the Commission: (i) a Pricing Supplement, (ii) an amendment or supplement relating solely to an offering of securities other than the Notes, (iii) a Current Report on Form 8-K (or any successor item thereto), or (iv) any other amendment or supplement that the Agents reasonably deems immaterial), the Company and the Guarantor shall furnish to or cause to be furnished forthwith to the Agents the written opinion of the General Counsel, Finance and Capital Markets of the Guarantor, or other counsel for the Company and/or the Guarantor reasonably satisfactory to the Agents, dated the date of the effectiveness of such amendment or the date of filing with the Commission of such supplement or document, as the case may be, in form reasonably satisfactory to the Agents, to the effect set forth in Exhibit H hereto. In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter and authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectuses, as amended and supplemented at the date of such letter).

          (o) Each time that the Registration Statement or the Prospectuses are amended or supplemented to set forth amended or supplemental financial information supplemented (other than by filing with the Commission: (i) a Pricing Supplement, (ii) an amendment or supplement relating solely to an offering of securities other than the Notes, (iii) a Current Report on Form 8-K (or any successor item thereto), or (iv) any other amendment or supplement that the Agents reasonably deems immaterial), the Guarantor shall cause KPMG LLP, Independent Registered Public Accounting Firm, forthwith to furnish the Agents a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement or document, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter of such independent public accountants referred to in Section 5(b)(iv) hereof but modified to relate to the Registration Statement and Prospectuses, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Guarantor; provided, however, that if the Registration Statement or the Prospectuses are amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, KPMG LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.

          (p) Each acceptance by the Company of an offer for the purchase of Notes and each sale of Notes to any of you as principal shall be deemed to be an affirmation that the representations and warranties of the Company and the Guarantor contained in or made pursuant to this Agreement are true and correct in all material respects at the time of such acceptance or sale, as the case may be, as though made at and as of such time, and an undertaking that such representations and warranties will be true and correct in all material respects at the time of delivery to the purchaser or his agent, or an Agent, or any of you acting as principal, of the Notes relating to such acceptance, as the case may be, as though made at and as of such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectuses as amended and supplemented to each such time).

          (q) Anything to the contrary in this Section 4 notwithstanding, if, at the time of any required notice, amendment or supplement to the Registration Statement or the Prospectuses, the Company shall have instructed the Agents to suspend solicitation of offers to purchase the Notes in each Agent's capacity as agent of the Company and either Agent does not then hold any Notes acquired by it as principal pursuant to a Terms Agreement, neither the Company nor the Guarantor shall be obligated to furnish or cause to be furnished any notice, certificate, opinion or letter otherwise required until such time as it shall determine that solicitation of offers to purchase the Notes should be resumed; and provided, further, that, prior to resuming such solicitation the Agents shall be entitled to receive any such notices, certificates, opinions or letters not previously furnished, accurate as of the date of such notice, certificate, opinion or letter.

          (r) The Company, the Guarantor and their respective affiliates will comply with the provisions of U.S. Treasury Regulations 1.163-5(c)(2)(i)(D)(1) and (2).

          (s) If any issue of Euro Medium-Term Notes is to be listed on the Luxembourg Stock Exchange, as specified in the applicable Pricing Supplement, the Company and the Guarantor will use their best efforts to obtain the listing of such issue of Euro Medium-Term Notes on the Luxembourg Stock Exchange, to furnish to such exchange all documents, information and undertakings that may be reasonably necessary in order to effect such listing, and to cause such listing to be continued so long as any of the Euro Medium-Term Notes of such issue remain outstanding.

          (B) Each Agent represents to and agrees with the Company and the Guarantor that:

          (a) Except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Euro Medium-Term Notes to a person who is within the United States or its possessions or to a United States person, and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Euro Medium-Term Notes that are sold during the restricted period.

          (b) It has and throughout the restricted period will have in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Euro Medium-Term Notes are aware that such Euro Medium-Term Notes may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules.

          (c) If it is a United States person, it represents that it is acquiring the Euro Medium-Term Notes for purposes of resale in connection with their original issuance, and if it retains Euro Medium-Term Notes for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6).

          (d) With respect to each of its affiliates that acquires Euro Medium-Term Notes from it for the purpose of offering or selling such Euro Medium-Term Notes during the restricted period, it repeats and confirms the representations and agreements contained in Sections 4(B)(a), (b) and (c) on such affiliate's behalf.

          (e) It has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of Euro Medium-Term Notes, except with their affiliates or with the prior written consent of the Company and the Guarantor.

Terms used in this Section 4(B) have the meanings given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. For these purposes, the "restricted period" with respect to a Euro Medium-Term Note generally ends upon the expiration of the 40-day period beginning on the issue date of such Euro Medium-Term Note, unless the International Agent holds such Euro Medium-Term Note as part of an unsold allotment or subscription, in which case the "restricted period" continues for so long as the International Agent holds such Euro Medium-Term Note.

          (f) It in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State ("Relevant Implementation Date"), it has not made and will not make an offer of Notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Notes to the public in that Relevant Member State at any time:

               (1) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

               (2) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than E43,000,000 and (3) an annual net turnover of more than E50,000,000, as shown in its last annual or consolidated accounts; or

               (3) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an "offer of Notes to the public" in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State.

          (g) It has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantor.

          (h) It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

          (i) It and each of its affiliates have not offered or sold, and will not offer or sell, the Notes by means of any document to persons in Hong Kong other than persons whose ordinary business is to buy or sell shares or debentures, whether as principal or agent or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Hong Kong Companies Ordinance (Chapter 32 of the Laws of Hong Kong), and unless permitted to do so under the securities laws of Hong Kong, no person has issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purpose of issue, any advertisement, document or invitation relating to the Notes other than with respect to the Notes to be disposed of to persons outside Hong Kong or only to persons whose business involves the acquisition, disposal or holding of securities, whether as principal or agent.

          (j) It will not offer or sell any Notes directly or indirectly in Japan or to, or for the benefit of, any Japanese person or to others, for re-offering or re-sale directly or indirectly in Japan or to any Japanese person except under circumstances which will result in compliance with all applicable laws, regulations and guidelines promulgated by the relevant governmental and regulatory authorities in effect at the relevant time. For purposes of this paragraph, "Japanese person" means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

          (k) It is aware of the fact that no securities prospectus (Wertpapierprospekt) under the German Securities Prospectus Act
(Wertpapierprospektgesetz, the "Prospectus Act") has been or will be published in respect of the Notes in the Federal Public of Germany and that it will comply with the Prospectus Act and all other laws and regulations applicable in the Federal Republic of Germany governing the issue, offering and sale of the Notes.

          (l) No Notes have been offered or sold and will be offered or sold, directly or indirectly, to the public in France except to qualified investors (investisseurs qualifies) and/or to a limited circle of investors (cercle restreint d'investisseurs) acting for their own account as defined in article L. 411-2 of the French Code Monetaire et Financier and applicable regulations thereunder; and that the direct or indirect resale to the public in France of any Notes acquired by any qualified investors (investisseurs qualifies) and/or any investors belonging to a limited circle of investors (cercle restreint d'investisseurs) may be made only as provided by articles L. 412-1 and L. 621-8 of the French Code of Monetaire et Financier and applicable regulations thereunder; and that none of the pricing supplement, the prospectus supplement, the prospectus or any other offering materials relating to the Notes has been released, issued or distributed to the public in France except to qualified investors (investisseurs qualifies) and/or to a limited circle of investors (circle restreint d'investisseurs) mentioned above..

          5. Conditions to the Obligations of the Agents. Each Agent's obligations to solicit offers to purchase Notes as agent of the Company, any Agent's obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, and the obligation of any other Agent to purchase Notes from the Company will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantor herein contained, to the accuracy of the statements of the officers of the Company and the Guarantor made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company and the Guarantor of all covenants and agreements herein contained on their part to be performed and observed (in the case of either Agent's obligations to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of any Purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of purchase) and (in each case) to the following additional conditions precedent when and as specified:

          (a) On the corresponding Settlement Date:

               (i) The Prospectuses, and any supplements thereto, have been filed in the manner and within the time period required by Rule 424(b) and any other material required to be filed by the Company pursuant to Rule 433(d), shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (ii) There shall not have occurred any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, the Guarantor and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectuses and any Pricing Supplements (exclusive of any supplement thereto) the effect of which, in any case referred to above, is, in the sole judgment of the Agents after consultation with the Company, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Notes as contemplated by the relevant Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by either Agent as principal, as disclosed to such Agent in writing by the Company and the Guarantor before the Company accepted the offer to purchase such Notes.

               (iii) (A) With respect to the Medium-Term Notes: There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of the Guarantor's common stock by the Commission or the New York Stock Exchange, (y) declaration of a general moratorium on commercial banking activities by either federal or New York state authorities or exchange controls shall have been imposed by the United States or (z) any outbreak or escalation of hostilities, any declaration by the United States of war or national emergency or other calamity or crisis the effect of which on financial markets is such to as to make it, in the Agent's sole judgment, after consultation with the Company, impracticable or inadvisable to proceed with the offering of the Notes as contemplated by the relevant Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by either Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

               (iv) With respect to the Euro Medium-Term Notes: There shall not have occurred any (x) suspension or material limitation of trading in securities generally on the New York Stock Exchange, London Stock Exchange or Luxembourg Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of the Guarantor's common stock by the Commission or the New York Stock Exchange, or any suspension of trading of any securities of the Company or the Guarantor on any foreign exchange, (y) declaration of a general moratorium on commercial banking activities by either federal or New York state authorities or by bank regulatory authorities in London or Luxembourg, or exchange controls shall have been imposed by the United States or by any country the currency of which will be used to make any payment in respect of the Notes or (z) any outbreak or escalation of hostilities, any declaration by the United States or the United Kingdom of war or national emergency or other calamity or crisis the effect of which on financial markets is such to as to make it, in the Agent's sole judgment, after consultation with the Company, impracticable or inadvisable to proceed with the offering of the Notes as contemplated by the relevant Prospectus, as amended or supplemented, except, in the case of any purchase of Notes by either Agent as principal, for any such event occurring before the Company accepted the offer to purchase such Notes.

               (v) There shall not have been any decrease in the rating of any of the Company's or the Guarantor's senior or subordinated debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, except as disclosed to the Agents in writing by the Company and the Guarantor before the Company accepted the offer to purchase such Notes.

          (b) On the Commencement Date and, if called for by any agreement by either Agent to purchase Notes as principal, on the corresponding Settlement Date:

               (i) The Company and the Guarantor shall have furnished to each Agent the opinion of the General Counsel, Finance and Capital Markets of the Guarantor (or other counsel for the Company and/or the Guarantor reasonably acceptable to the Agents) on the Commencement Date, and, on the Settlement Date will furnish the opinion of the General Counsel, Finance and Capital Markets of the Guarantor (or other counsel for the Company and/or the Guarantor reasonably acceptable to the Agents) and, if called for by a Terms Agreement, the opinion of other counsel, dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit H hereto.

               (ii) Each Agent shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Agents (or other counsel reasonably acceptable to such Agent, the Company and the Guarantor), an opinion dated the Commencement Date or the Settlement Date, as the case may be, to the effect set forth in Exhibit I hereto.

               (iii) The Company and the Guarantor shall have furnished to the Agents a certificate of the Company and the Guarantor, signed by (A) on behalf of the Company--the Chairman, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary and (B) on behalf of the Guarantor--the Chairman, any Vice Chairman, the President, any Vice President, Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Controller or any Deputy Controller and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or another officer or officers acceptable to the Agents), dated the Commencement Date or the Settlement Date, as the case may be, to the effect that each signatory of such certificate has carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectuses, as amended and supplemented as of the date of such certificate, the Disclosure Package and this Agreement and that:

                    (A) the respective representations and warranties of the Company and the Guarantor in this Agreement are true and correct on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company and the Guarantor have complied in all material respects with all the respective agreements and satisfied all the conditions on their part to be performed or satisfied as a condition to the obligations of the Agents under this Agreement;

                    (B) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to their knowledge, have been threatened or communicated by the Commission to the Company or the Guarantor as being contemplated by it under the Securities Act; and

                    (C) since the date of the most recent financial statements included in the relevant Prospectus or the Disclosure Package, each as amended and supplemented, there has been no material adverse change in the consolidated financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, which is not disclosed in the relevant Prospectus or the Disclosure Package, as amended or supplemented.

               (iv) KPMG LLP or another nationally recognized independent registered public accounting firm shall have furnished to the Agents a letter or letters, dated the Commencement Date or the Settlement Date, as the case may be, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Exhibit J and Exhibit K hereto.

               (v) The Company and the Guarantor shall have furnished to each Agent such appropriate further information, certificates and documents as such Agent may reasonably request.

          The documents required to be delivered by this Section 5 shall be delivered at the office of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Agents, at One Liberty Plaza, New York, New York 10006, on the Commencement Date or the Settlement Date, as the case may be.

          6. Indemnification and Contribution. (a) The Company and the Guarantor agree to indemnify and hold harmless each Agent, the directors, officers, employees and agents of each Agent and each person who controls any Agent within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Notes as originally filed or in any amendment thereof, or in the Base Prospectus, any prospectus supplement, any preliminary or final Pricing Supplement or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Agent specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have.

          (b) Each Agent severally and not jointly agrees to indemnify and hold harmless the Company and the Guarantor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Agent, but only with reference to written information relating to such Agent furnished to the Company or the Guarantor by such Agent specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that either Agent may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantor and the Agents severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Guarantor and one or more of the Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and by the Agents on the other from the offering of the Notes; provided, however, that in no case shall (i) any Agent (except as may be provided in any agreement among Agents relating to the offering of the Notes) be responsible for any amount in excess of the discount or commission applicable to the Notes purchased by such Agent hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Guarantor and the Agents severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and of the Agents on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Agents shall be deemed to be equal to the total discounts and commissions, in each case as set forth in the Pricing Supplement. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Guarantor on the one hand or the Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and the Agents agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Agent within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Agent shall have the same rights to contribution as such Agent, and each person who controls the Company or the Guarantor, as applicable, within the meaning of either the Securities Act or the Exchange Act, each officer of the Company or the Guarantor, as applicable, who shall have signed the Registration Statement and each director of the Company or the Guarantor, as applicable, shall have the same rights to contribution as the Company or the Guarantor, as applicable, subject in each case to the applicable terms and conditions of this paragraph (d).

          7. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 7. This Agreement may be terminated by either the Company and the Guarantor as to either Agent, or by either Agent, insofar as this Agreement relates to such Agent, by giving written notice of such termination to such Agent or the Company and the Guarantor, as the case may be. The termination of this Agreement shall not require termination of any agreement by any of you to purchase Notes as principal, and the termination of any such

Agreement shall not require termination of this Agreement. If this Agreement is terminated, neither the Company and the Guarantor, on the one hand, nor either Agent, on the other hand, shall have any liability to each other, except as provided in the first sentence of the fourth paragraph of Section 2(a), the last proviso of Section 4(A)(b), and Sections 4(A)(g), 4(A)(h), 6, 8 and 11, and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the representations and warranties of the Company and the Guarantor stated in
Section 2 and the Company's obligations under the U.S. Procedures and the Euro Procedures, and in Sections 2(c), 4(A)(a), 4(A)(b), 4(A)(c), 4(A)(e), 4(A)(i),
4(A)(j), 4(A)(k), 4(A)(1), 4(A)(m), 4(A)(o), 4(A)(q), 4(A)(r) and 5 shall also remain in full force and effect and not be terminated until the delivery of such Notes.

          8. Representations and Indemnities to Survive. With respect to either Agent's solicitation of offers to purchase Notes as agent of the Company or any of your obligation to purchase Notes as principal pursuant to any Terms Agreement or otherwise, the respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantor or their officers and of any of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you, the Company, the Guarantor or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Notes for a period extending to the earlier of (i) three years from the corresponding Settlement Date for such Notes or (ii) the expiration of any applicable statute of limitations governing such solicitation or purchase of Notes.

          9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to an Agent, will be delivered or sent by mail or transmitted by any standard form of telecommunication and confirmed to such Agent, at the address specified on the first page hereof; or, if sent to the Company, will be delivered or sent by mail or transmitted by any standard form of telecommunication and confirmed to it at Citigroup Funding Inc., 388 Greenwich Street, 38th Floor, New York, New York 10013, Attention: Assistant Treasurer (fax no: (212) 816-3619); and if sent to the Guarantor, will be delivered or sent by mail or transmitted by any standard form of telecommunication and confirmed to it at Citigroup Inc., 425 Park Avenue, New York, New York 10043, Attention: General Counsel, Finance and Capital Markets.

          10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof. Nothing expressed or implied in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof except to the extent provided for in Section 5 hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No Purchaser of Notes shall be deemed to be a successor by reason merely of such purchase. This Agreement and the rights and obligations of any of you hereunder may not be assigned without the prior written consent of the Company and the Guarantor.

          11. Waivers. Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a "Right") shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right preclude any other or further exercise of any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

          12. No Fiduciary Duty. The Company and the Guarantor hereby acknowledge that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Guarantor, on the one hand, and the Agents and any affiliate through which it may be acting, on the other, (ii) the Agents are acting as principal and not as an agent or fiduciary of the Company or the Guarantor and (iii) the Company's engagement of the Agents in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Company and the Guarantor agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Agents has advised or is currently advising the Company or the Guarantor on related or other matters). The Company and the Guarantor agree that they will not claim that the Agents have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Guarantor, in connection with such transaction or the process leading thereto.

          13. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantor and the Agents, or any of them, with respect to the subject matter hereof.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantor and you.

                                        Very truly yours,

                                        CITIGROUP FUNDING INC.


                                        By: /s/ Mark Handsman
                                            ------------------------------------
                                        Name: Mark Handsman
                                        Title: Executive Vice President


                                        CITIGROUP INC.


                                        By: /s/ Charles E. Wainhouse
                                            ------------------------------------
                                        Name: Charles E. Wainhouse
                                        Title: Assistant Treasurer


The foregoing Agreement is hereby
confirmed and accepted as of the date
hereof:

CITIGROUP GLOBAL MARKETS INC.


By: /s/ Richard T. Chang
    ---------------------------------
Name: Richard T. Chang
Title: Managing Director


CITIGROUP GLOBAL MARKETS LIMITED


By: /s/ Geoffrey S. Richards
    ---------------------------------
Name: Geoffrey S. Richards
Title: Authorized Signatory

                                                                       EXHIBIT A

                             CITIGROUP FUNDING INC.

       Medium-Term Notes, Series D and Series E, Administrative Procedures

                                 April 20, 2006

          The Medium-Term Notes, Series D (the "Series D Notes") and Medium-Term Notes, Series E (the "Series E Notes," and, together with the Series D Notes, the "Notes") of Citigroup Funding Inc. (the "Company"), any payments due on which are fully and unconditionally guaranteed by (the "Guarantee") Citigroup Inc. (the "Guarantor"), are to be offered on a continuing basis. Citigroup Global Markets Inc. has agreed, as agent, to solicit purchases of Notes issued in fully registered form. (The term "Agent" when used in these Administrative Procedures, means Citigroup Global Markets Inc.) The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Global Selling Agency Agreement among the Company, the Guarantor, and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). JPMorgan Chase Bank, N.A. is the trustee under the Indenture, dated as of June 1, 2005, under which the Series D Notes will be issued (the "Senior Debt Indenture"). Deutsche Bank Trust Company Americas is the trustee (together with JPMorgan Chase Bank, N.A., the "Trustees") under the Indenture, dated as of June 1, 2005, under which the Series E Notes will be issued (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"). The Series D Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Guarantee of the Series D Notes will constitute part of the senior debt of the Guarantor and will rank equally with all other unsecured and unsubordinated debt of the Guarantor. The Series E Notes will be subordinate and junior in the right of payment to all Citigroup Funding Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture. The Guarantee of the Series E Notes will be subordinate and junior in the right of payment to all Citigroup Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture.

          The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by the Agent acting solely as principal, unless otherwise agreed to between the Company, the Guarantor and the Agent acting as principal.

          Each Note will be represented by either a Global Security (as defined hereinafter) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Each Global Security representing Series D Notes will be delivered to Citibank, N.A., and each Global Security representing Series E Notes will be delivered to Deutsche Bank Trust Company Americas, each acting as agent for The Depository Trust Company or any successor depositary selected by the Company ("DTC", which term, as used herein, includes any successor depositary selected by the Company), and will be recorded in the book-entry system maintained by DTC (a "Book-Entry Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Notes and the details of their delivery. The term "Trustees" as used in these procedures means the Trustees and any other agents appointed by the Trustees or the Company.

          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Agency Agreement, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Agency Agreement shall control.

                                     PART I

                          Administrative Procedures for
                                Book-Entry Notes

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Citibank, N.A. and Deutsche Bank Trust Company Americas (together, the "DTC Agents") will perform the custodial, document control and administrative functions described below for the Series D Notes and the Series E Notes, respectively. Citibank, N.A. will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Citibank, N.A. to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Citibank, N.A. and DTC, dated as of October 31, 1988 and as amended to date, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS"). Deutsche Bank Trust Company Americas will perform such functions in accordance with its respective obligations under a Letter of Representations from the Company and Deutsche Bank Trust Company Americas to DTC to be executed on a future date and a Certificate Agreement between DTC and Deutsche Bank Trust Company Americas, dated as of December 5, 1997 and as amended to date, and its obligations as a participant in DTC, including DTC's SDFS.

Issuance:                        On any date of settlement (as defined under "Settlement" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global
                                 Security") representing up to U.S $500,000,000 principal amount of all such Book-Entry Notes of the same Series that have the same
                                 Original Issue Date, Original Issue Discount provisions, if any,
                                 Interest Payment Dates, Regular Record Dates, Interest Payment
                                 Period, redemption repayment and extension provisions, if any,
                                 Stated Maturity, and, in the case of Fixed Rate Notes, interest rate, and amortization schedule, if any, or, in the case of
                                 Floating Rate Notes, Initial Interest Rate, Base Rate, Index
                                 Maturity, Interest Reset Period, Interest Reset Dates, Spread
                                 and/or Spread Multiplier, if any, Minimum Interest Rate, if any,
                                 and Maximum Interest Rate, if any and, in each case, any other relevant terms (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its settlement. Each
                                 Global Security will bear an Original Issue Date, which will be (i)
                                 with respect to an original Global Security (or any portion thereof), the Original Issue Date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global
                                 Security. No Global Security will represent (i) both Fixed Rate and
                                 Floating Rate Book-Entry Notes, (ii) any Certificated Note, or
                                 (iii) both Series D Notes and Series E Notes.

Identification Numbers:          The Company has arranged with the CUSIP Service Bureau of Standard
                                 & Poor's Ratings Services (the "CUSIP Service Bureau") for the
                                 reservation of two Series of CUSIP numbers, one for Series D Notes and one for Series E Notes, each of which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other Series designations. The DTC
                                 Agents, the Company and DTC have obtained from the CUSIP Service
                                 Bureau a written list of such reserved CUSIP numbers. The DTC
                                 Agents will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP
                                 Service Bureau periodically of the CUSIP numbers that the DTC
                                 Agents have assigned to Global Securities. Each DTC Agent will notify the Company at any time when fewer than 100 of the reserved
                                 CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional
                                 CUSIP numbers, the Company shall deliver a list of such additional
                                 CUSIP numbers to either or both DTC Agents, as needed, and to DTC.

Registration:                    Global Securities will be issued only in fully registered form without coupons. Each Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes (the "Securities Register") maintained under the
                                 Indentures. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such
                                 Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by
                                 DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                       Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                       Each DTC Agent may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security described below)
                                 specifying (i) the CUSIP numbers of two or more outstanding Global
                                 Securities that represent (A) Fixed Rate Book-Entry Notes of the same Series Dnd having the same Terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes of the same Series Dnd having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such
                                 Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new
                                 CUSIP number to be assigned to such replacement Global Security.
                                 Upon receipt of such a notice, DTC will send to its participants
                                 (including the DTC Agent for such replacement Global Security) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, such DTC
                                 Agent will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the
                                 Global Securities to be exchanged will no longer be valid. On the specified exchange date, such DTC Agent will exchange such Global
                                 Securities for a single Global Security bearing the new CUSIP number and a new Original Issue Date, which shall be the last date to which interest has been paid on the underlying

                                 Book-Entry Notes, and the CUSIP numbers of the exchanged Global
                                 Securities will, in accordance with CUSIP Service Bureau
                                 procedures, be canceled and not immediately reassigned. Upon such exchange, the DTC Agent will mark the predecessor Global Security
                                 "canceled", make appropriate entries in the DTC Agent's records and destroy such canceled Global Security in accordance with the terms of the Indenture and deliver a certificate of destruction to the
                                 Company. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed U.S $500,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each U.S. $500,000,000 of principal amount of the exchanged Global
                                 Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such
                                 Global Securities (see "Denominations" below).

Maturities:                      Each Book-Entry Note will mature on a date nine months or more after the issue date for such Note, except in the case of indexed
                                 Notes, for which the maturity may be shorter. A Floating Rate
                                 Book-Entry Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds
                                 Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Denominations:                   Unless otherwise agreed to by the Company, Book-Entry Notes will be issued in principal amounts of U.S.$1,000 or any amount in excess thereof that is an integral multiple of U.S.$1,000. If Book-Entry
                                 Notes are denominated in a Specified Currency other than U.S.
                                 dollars, the denominations of such Notes will be determined pursuant to the provisions of the applicable Pricing Supplement.
                                 Global Securities will be denominated in principal amounts not in excess of U.S.$500,000,000 (or the equivalent thereof). If one or more Book-Entry Notes having an aggregate principal amount in excess of U.S.$500,000,000 (or the equivalent thereof) would, but for the preceding sentence, be represented by a single Global
                                 Security, then one Global Security will be authenticated and issued to represent each U.S.$500,000,000 principal amount (or the equivalent thereof) of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or
                                 Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.
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                                      A-5

Notice of Redemption Dates:      Each DTC Agent will, with respect to the Notes for which it is
                                 Trustee, give notice to DTC prior to each Redemption Date (as specified in the Note) if any at the time and in the manner set forth in the Letter.

Interest:                        General. Unless otherwise indicated in the applicable Pricing
                                 Supplement, interest, if any, on each Book-Entry Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue, if different than the Original Issue
                                 Date) of the Global Security representing such Book-Entry Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the
                                 Global Security representing such Book-Entry Note, and will be calculated and paid in the manner and on the Interest Payment Dates described in such Book-Entry Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing
                                 Supplement. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment
                                 Date; provided that in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the next preceding Regular Record Date, except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the Maturity. Interest payable at the
                                 Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable.

                                 Standard & Poor's Ratings Services will use the information received in the pending deposit message described under Settlement
                                 Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                                 Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Ratings Services.

                                 Regular Record Dates. Unless otherwise specified in the applicable
                                 Pricing Supplement, the Regular Record Date with respect to any
                                 Interest Payment Date for a Floating-Rate Note, Fixed Rate Note or
                                 Indexed Rate Note shall be the date (whether or not a Business Day)
                                 fifteen calendar days immediately preceding such Interest Payment
                                 Date.

Payments of Principal and        Payment of Interest Only. Promptly after each Regular Record Date,
Interest:                        the DTC Agent for each Global Security will deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Security on the following
                                 Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest
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                                      A-6

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
                                 Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Ratings Services. The
                                 Company will pay to the Trustee for the Notes represented by such
                                 Global Security the total amount of interest due on such Interest
                                 Payment Date (other than at Maturity), and such Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for a
                                 Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue as a result of such delayed payment.

                                 Payments at Maturity or Upon Redemption. On or about the first
                                 Business Day of each month, each DTC Agent will, with respect to the Global Securities for which it acts as DTC Agent, deliver to the Company, DTC and the applicable Trustee a written list of principal and interest to be paid on each Global Security maturing either at Maturity or on a Redemption Date in the following month.
                                 The DTC Agent for each Global Security, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business
                                 Day preceding the Maturity Date or Redemption Date of such Global
                                 Security. On or before such Maturity or Redemption, the Company will pay to the Trustee for the Notes represented by such Global
                                 Security the principal amount of such Global Security, together with interest due at such Maturity. Such Trustee will pay such amount to DTC at the times and in the manner set forth below under
                                 "Manner of Payment". If any Maturity of a Global Security
                                 representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date. Promptly after payment to DTC of the principal and interest due on the Maturity
                                 Date or on the Redemption Date of such Global Security, the Trustee for such Global Security will cancel and destroy such Global
                                 Security in accordance with the applicable Indenture and deliver a certificate of destruction to the Company.

                                 Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at
                                 Maturity or upon redemption shall be paid by the Company to the
                                 Trustee for the Notes represented by such Global Security in immediately available funds no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such
                                 Global Securities by instructing such Trustee to withdraw funds from an account maintained by the Company with the DTC Agent for the Notes represented by such Global Securities. The Company will confirm any such instructions in writing to such Trustee. Prior to
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                                      A-7

                                 10:00 A.M. (New York City time) on the Maturity Date or as soon as possible thereafter, such Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve
                                 Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such Maturity Date or
                                 Redemption Date. On each Interest Payment Date (other than at
                                 Maturity), interest payments shall be made to DTC, in same day funds, in accordance with existing arrangements between the relevant DTC Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective
                                 Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), the Guarantor, the Trustee or such DTC Agent shall have any direct responsibility or liability for the payment by DTC to such
                                 Participants of the principal of and interest on the Book-Entry
                                 Notes. If an issue of Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Notes are denominated
                                 (the "foreign currency") or in U.S. dollars. DTC has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Notes is held that it elects, in accordance with and to the extent permitted by the applicable Pricing Supplement and the Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify
                                 DTC of (i) its election to receive all, or the specified portion, of such payment in the foreign currency and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                                 DTC will notify the applicable Trustee on or prior to the fifth
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                                      A-8


                                 business day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the applicable Trustee shall use such instructions to pay the Participants directly. If
                                 DTC does not so notify the applicable Trustee, it is understood that only U.S. dollar payments are to be made. The applicable
                                 Trustee shall notify DTC on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S. dollar amount to be paid per U.S.$1,000 face amount.
                                 In the event that the applicable Trustee's quotation to convert the foreign currency into U.S. dollars is not available, the applicable
                                 Trustee shall notify DTC's Dividend Department that the entire payment is to be made in the foreign currency. In such event, DTC will ask its Participants for payment instructions and forward such instructions to the applicable Trustee and the applicable Trustee shall use such instructions to pay the Participants directly.

                                 Withholding Taxes. The amount of any taxes required under
                                 applicable law to be withheld from any interest payment on a
                                 Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon Company's        Company Notice to Trustee regarding Exercise of Optional Reset. Not
Exercise of Optional Reset or    less than 45 or more than 60 days before an Optional Reset Date as
Optional Extension of            set forth in a Book-Entry Note, the Company will notify the Trustee
Maturity:                        for such Book-Entry Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such
                                 Book-Entry Note during the period from such Optional Reset Date to the next Optional Reset Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated
                                 Maturity of such Book-Entry Note (the "Subsequent Interest
                                 Period"); and (ii) the provisions, if any, for redemption of such
                                 Book-Entry Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                                 Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Book-Entry Note, to extend the Stated Maturity of such
                                 Note, it will so notify the Trustee for such Book-Entry Note no less than 45 or more than 60 days before the Stated Maturity of such Book-Entry
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                                      A-9


                                 Note, and will further indicate (i) the new Stated Maturity; (ii)
                                 the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                 Trustee Notice to DTC regarding Company's Exercise of Optional
                                 Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will hand-deliver a notice to DTC not less than 40 days before the
                                 Optional Reset Date (in which case a "Reset Notice") or the Stated
                                 Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall identify such
                                 Book-Entry Note by CUSIP number and shall contain the information required by the terms of the Book-Entry Note.

                                 Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, DTC exercises the option for repayment by tendering the Global Security representing the Book-Entry Note to be repaid as set forth in such
                                 Note, the Trustee for such Book-Entry Note shall give notice to the
                                 Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of
                                 Book-Entry Notes to be repaid on such Optional Reset Date or old
                                 Stated Maturity, as the case may be.

                                 Company Notice regarding New Interest Rate or New Spread or Spread
                                 Multiplier. If the Company elects to revoke the interest rate or
                                 Spread or Spread Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected
                                 Book-Entry Note. Such Trustee will immediately thereafter notify
                                 DTC of the new interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                                 Trustee Notice to Company regarding DTC Revocation of Option to be
                                 Repaid. If, after DTC has tendered any Book-Entry Notes for repayment pursuant to an Extension Notice or an Optional Reset
                                 Notice, DTC then revokes such tender for repayment, the Trustee for such Book-Entry Notes shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of
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                                      A-10

                                 Book-Entry Notes for which tender for repayment has been revoked.

                                 Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional
                                 Reset Date, the Company shall deposit with the applicable Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset
                                 Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such
                                 Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon Company Notice   Company Notice to Trustee regarding Company's Exercise of Optional
to Trustee regarding Company's   Redemption. At least 45 days prior to the date on which it intends
Exercise of Optional             to redeem a Book-Entry Note, the Company will notify the Trustee
Redemption:                      for such Book-Entry Note that it is exercising such option with respect to such Book-Entry Note on such date.

                                 Trustee Notice to DTC regarding Company's Exercise of Optional
                                 Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee for such
                                 Book-Entry Note will, at least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of the
                                 Company's exercise of such option with respect to such Book-Entry
                                 Note.

                                 Deposit of Redemption Price. On or before any redemption date, the
                                 Company shall deposit with the applicable Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Payments of Principal and        Trustee Notice to Company of Option to be Repaid. Upon receipt of
Interest Upon Exercise of        notice of exercise of the option for repayment and the Global
Optional Repayment (Except       Securities representing the Book-Entry Notes so to be repaid as set
Pursuant to Company's Exercise   forth in such Notes, the Trustee for such Book-Entry Notes shall
of Optional Reset or Optional    (unless such notice was received pursuant to the Company's exercise
Extension):                      of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such
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                                      A-11

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
                                 Optional Repayment Date.

                                 Deposit of Repayment Price. On or prior to any Optional Repayment
                                 Date, the Company shall deposit with the applicable Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such
                                 Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate Setting and   The Company and the Agent will discuss from time to time the
Posting:                         aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and Rejection of      Unless otherwise instructed by the Company, the Agent will advise
Orders:                          the Company promptly by telephone or other means of electronic communication of all orders to purchase Book-Entry Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of Pricing           If any order to purchase a Book-Entry Note is accepted by or on
Supplement:                      behalf of the Company, the Company will prepare a pricing
                                 supplement (a "Pricing Supplement") reflecting the terms of such
                                 Book-Entry Note, will file such Pricing Supplement with the
                                 Commission in accordance with the applicable paragraph of Rule
                                 424(b) under the Securities Act, will deliver such number of copies thereof to the Agent as the Agent shall request. The Agent will file such Pricing Supplement with the National Association of
                                 Securities Dealers, Inc. (the "NASD") and cause a Prospectus and such Pricing Supplement to be delivered to the purchaser of such
                                 Book-Entry Note or otherwise will comply with the requirements of
                                 Rule 173(a) under the Securities Act.

                                 Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

                                 Copies of the appropriate number of Pricing Supplements shall be delivered to the Agent at the following address by 11:00 A.M. (New

                                 York City time) on the Business Day following the acceptance of an offer by or on behalf of the Company: to Citigroup Global Markets
                                 Inc., Prospectus Department, Brooklyn Army Terminal, 140 58th
                                 Street, 8th Floor, Brooklyn, N.Y. 11220, with a copy to Citigroup
                                 Global Markets Inc., 388 Greenwich Street, New York, New York
                                 10013, Attention: MTN Program Manager.

Suspension of Solicitation;      Subject to the representations, warranties and covenants of the
Amendment or Supplement:         Company and the Guarantor contained in the Agency Agreement, the
                                 Company may instruct the Agent to suspend at any time, for any period of time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the
                                 Agent will forthwith suspend solicitation until such time as the
                                 Company has advised it that such solicitation may be resumed.

                                 In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the
                                 Company will promptly advise the Agent, the Trustees and the DTC
                                 Agents whether such orders may be settled and whether copies of the
                                 Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement (or the notice provided for in Rule 173(a) under the Securities Act, if applicable), may be delivered in connection with the settlement of such orders. The
                                 Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus (or the notice provided for in Rule 173(a) under the Securities Act, if applicable) may not be so delivered.

Delivery of Prospectus:          A copy of the Prospectus and a Pricing Supplement relating to a
                                 Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry
                                 Notes is received by the Agent between the time an order for a
                                 Book-Entry Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. Unless the
                                 Agents comply with the requirements of Rule 173(a) under the
                                 Securities Act, the Agent will deliver a Prospectus and Pricing
                                 Supplement as herein described with respect to each Book-Entry Note sold by it. Unless the Agents comply with the requirements of Rule
                                 173(a) under the Securities Act, the Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than the Agent).
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                                      A-13
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
Confirmation:                    For each order to purchase a Book-Entry Note solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation, which confirmation may be delivered by facsimile or other electronic transmission, to the purchaser, with a copy to the
                                 Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                      The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Book-Entry Note shall constitute "settlement" with respect to such Book-Entry Note, and the date of such settlement, the "Settlement Date". All orders accepted by the Company will be settled on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the Business Day succeeding the date of sale. In all cases, the
                                 Company will notify the Trustee and the DTC Agent on the date issuance instructions are given.

Settlement Procedures:           Settlement Procedures with regard to each Book-Entry Note sold by the Company to or through the Agent, except pursuant to a Terms
                                 Agreement, shall be as follows:

                                 A.   The Agent will advise the Company by telephone (or by
                                      facsimile or other acceptable written means) that such Note is a Book-Entry Note and of the following settlement information:

                                      1.   Principal or face amount.

                                      2.   Series.

                                      3.   Stated Maturity.

                                      4.   In the case of a Fixed Rate Book-Entry Note, the interest
                                           rate and reset, redemption, repayment and extension
                                           provisions (if any) or, in the case of a Floating Rate
                                           Book-Entry Note, the Base Rate, Initial Interest Rate (if
                                           known at such time) Interest Reset Period, Interest Reset
                                           Dates, Index Maturity, Spread and/or Spread Multiplier
                                           (if any), Minimum Interest Rate (if any), Maximum
                                           Interest Rate (if any) and reset, redemption, repayment
                                           and extension provisions (if any).

                                      5.   Interest Payment Dates and the Interest Payment
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                                      A-14

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
                                           Period.

                                      6.   Amortization provisions, if any.

                                      7.   Settlement date and Issue Date, if different.

                                      8.   Specified currency.

                                      9.   Denominated currency, Indexed Currency, Base Exchange
                                           Rate, and the Determination Date, if applicable.

                                      10.  Price.

                                      11.  Agent's commission, determined as provided in the Agency
                                           Agreement.

                                      12.  Whether, in the case of Series D Notes, the Notes will have a Survivor's Option.

                                      13.  Whether such Book-Entry Note is an OID Note and, if so, the total amount of OID, the yield to maturity and the
                                           initial accrual period OID.

                                      14.  Any other terms necessary to describe the Book-Entry
                                           Note.

                                 B.   The Company will advise the relevant DTC Agent by telephone
                                      (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of the
                                      information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a
                                      representation and warranty by the Company to the DTC Agent for such Note, the Trustee for such Note and the Agent that
                                      (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the
                                      Company and (ii) such Note, and the Global Security
                                      representing such Note, will conform with the terms of the
                                      Indenture for such Note. The DTC Agent will then assign a
                                      CUSIP number to the Global Security representing such
                                      Book-Entry Note and notify the Agent and the Company by
                                      telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such
                                      CUSIP number as soon as practicable.

                                 C.   Such DTC Agent will enter a pending deposit message through
                                      DTC's Participant Terminal System providing the following
                                      settlement information to DTC, Standard & Poor's
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                                      A-15


                                      Ratings Services, Interactive Data Corporation, the Agent and,
                                      upon request, the Trustee for such Notes:

                                      1.   The information set forth in Settlement Procedure "A".

                                      2.   Identification as a Fixed Rate Book-Entry Note or a
                                           Floating Rate Book-Entry Note.

                                      3.   The Initial Interest Payment Date for such Book-Entry
                                           Note, number of days by which such date succeeds the
                                           related Regular Record Date and amount of interest
                                           payable on such Interest Payment Date.

                                      4.   The Interest Payment Period.

                                      5.   The CUSIP number of the Global Security representing such
                                           Book-Entry Note.

                                      6.   The participant account numbers maintained by DTC on
                                           behalf of such Trustee and such Agent.

                                      7.   Whether such Global Security will represent any other
                                           Book-Entry Note (to the extent known at such time).

                                 D.   To the extent the Company has not already done so, the Company will deliver to the Trustee for such Notes a Global Security in a form that has been approved by the Company, the Agent and such Trustee.

                                 E.   Such Trustee will complete such Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security
                                      representing such Book-Entry Note.

                                 F.   DTC will credit such Book-Entry Note to such DTC Agent's
                                      participant account at DTC.

                                 G.   Such DTC Agent will enter an SDFS deliver order through DTC's
                                      Participant Terminal System instructing DTC to (i) debit such
                                      Book-Entry Note to such DTC Agent's participant account and credit such Book-Entry Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit such
                                      DTC Agent's settlement account for an amount equal to the
                                      price of such Book-Entry Note less the Agent's commission. The entry of such a deliver order shall constitute a
                                      representation and warranty by such DTC
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                                      A-16

                                      Agent to DTC that (i) the Global Security representing such
                                      Book-Entry Note has been issued and authenticated and (ii)
                                      such DTC Agent is holding such Global Security pursuant to the
                                      Medium Term Note Certificate Agreement between such DTC Agent and DTC.

                                 H.   Unless the Agent is purchasing such Note as principal, the
                                      Agent will enter an SDFS deliver order through DTC's
                                      Participant Terminal System instructing DTC (i) to debit such
                                      Book-Entry Note to the Agent's participant account and credit such Book-Entry Note to the participant accounts of the
                                      Participants with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Note.

                                 I.   Transfers of funds in accordance with SDFS deliver orders
                                      described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                                 J.   Such DTC Agent will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G", credit to an account of the Company maintained at such DTC Agent funds available for immediate use in the amount transferred to such DTC Agent in accordance with Settlement Procedure "G".

                                 K.   Unless the Agent is purchasing such Book-Entry Note as
                                      principal, the Agent will confirm the purchase of such
                                      Book-Entry Note to the purchaser either by transmitting to the
                                      Participants with respect to such Book-Entry Note a
                                      confirmation order or orders through DTC's institutional
                                      delivery system or by mailing a written confirmation to such purchaser.

                                 L.   Monthly, each DTC Agent will send to the Company a statement setting forth the principal amount of Registered Notes
                                      Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has
                                      advised such DTC Agent but which have not yet been settled.

Settlement Procedures            For sales by the Company of Book-Entry Notes solicited by the Agent
Timetable:                       and accepted by the Company (except pursuant to a Terms Agreement)
                                 for settlement on the first Business Day after the sale date,
                                 Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                 Settlement
                                  Procedure                    Time
                                 ----------   --------------------------------------
                                      A       11:00 A.M. on the sale date
                                      B       12:00 Noon on the sale date
                                      C       2:00 P.M. on the sale date
                                      D       3:00 P.M. on the day before settlement
                                      E       9:00 A.M. on settlement date
                                      F       10:00 A.M. on settlement date
                                     G-H      2:00 P.M. on settlement date
                                      I       4:45 P.M. on settlement date
                                     J-K      5:00 P.M. on settlement date

                                 If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M.,
                                 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating
                                 Rate Book-Entry Note has not been determined at the time that
                                 Settlement Procedure "A" is completed, Settlement Procedures "B"
                                 and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the
                                 Business Day before the settlement date. Settlement Procedure "I"
                                 is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                 If settlement of a Book-Entry Note is rescheduled or canceled, the
                                 DTC Agent for such Book-Entry Note, after receiving notice from the
                                 Company or the Agent, will deliver to DTC, through DTC's
                                 Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:               If settlement of a Book-Entry Note is rescheduled and the DTC Agent for such Book-Entry Note has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G", after receiving notice from the Company or the Agent, such DTC
                                 Agent shall deliver to DTC, through DTC's Participant Terminal
                                 System, as soon as practicable, a withdrawal

                                 message instructing DTC to debit such Book-Entry Note to such DTC
                                 Agent's participant account. DTC will process the withdrawal message, provided that such DTC Agent's participant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the
                                 Trustee for the Notes represented by such Global Security will mark such Global Security "canceled", make appropriate entries in its records and destroy such canceled Global Security in accordance with the applicable Indenture and deliver a certificate of destruction to the Company. The CUSIP number assigned to such
                                 Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

                                 If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global
                                 Security, the DTC Agent for such Book-Entry Notes will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other
                                 Book-Entry Notes previously represented by the surrendered Global
                                 Security and shall bear the CUSIP number of the surrendered Global
                                 Security.

                                 If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such
                                 Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, the DTC Agent for such Book-Entry Note will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency
                                 Agreement, then the Company will reimburse the Agent for the loss of the use of the funds during the period when they were credited to the account of the Company. Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the DTC Agent for such Book-Entry
                                 Note or Notes will provide, in accordance with Settlement
                                 Procedures "E" and "G", for the authentication and issuance of a
                                 Global Security

                                 representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustees Not to Risk Funds:      Nothing herein shall be deemed to require either Trustee to risk or expend its own funds in connection with any payment to the Company,
                                 DTC, the Agent or the purchaser, it being understood by all parties that payments made by either Trustee to the Company, DTC, the Agent or the purchaser shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of Signatures:      The Company will cause each of the Trustees to furnish the Agent from time to time with the specimen signatures of each of such
                                 Trustee's officers, employees or agents who has been authorized by such Trustee to authenticate Book-Entry Notes, but the Agent will not have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or such Trustee on any Book-Entry
                                 Note.

Payment of Expenses:             The Agent shall forward to the Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the
                                 Agent currently on a monthly basis.

Advertising Costs:               The Company will determine with the Agents the amount of
                                 advertising that may be appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by the Company.

                                               PART II

                          Administrative Procedures for Certificated Notes

          Each Trustee will serve as registrar and transfer agent in connection with the Certificated Notes for which it serves as Trustee.

Issuance:                        Each Certificated Note will be dated and issued as of the date of its authentication by the applicable Trustee. Each Certificated
                                 Note will bear an Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and
                                 (ii) with respect to any Certificated Note (or portion thereof)
                                 issued subsequently upon transfer or exchange of a Certificated
                                 Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                    Certificated Notes will be issued only in fully registered form without coupons.

Maturities:                      Each Certificated Note will mature on a date nine months or more after the issue date for such Note, except in the case of indexed
                                 Notes, for which the maturity may be shorter. A Floating Rate
                                 Certificated Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds
                                 Sterling will mature on a date not less than one year, nor more than five years, after its Original Date.

Currency:                        The Specified Currency for a Certificated Note shall be as set forth therein and in the applicable Pricing Supplement.

Denominations:                   Unless otherwise agreed to by the Company, the denomination of any
                                 Certificated Note denominated in U.S. dollars will be a minimum of
                                 $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in a Specified Currency other than U.S. dollars shall be determined as set forth in the applicable Pricing Supplement.

Interest:                        General. Unless otherwise indicated in the applicable Pricing
                                 Supplement, interest, if any, on each Certificated Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue (if different from the Original Issue
                                 Date)) of such Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Note, and will be calculated and paid in the manner and on the dates described in such Note and in the
                                 Prospectus, as supplemented by the applicable Pricing Supplement.
                                 Unless otherwise specified therein, each payment of interest on a
                                 Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of
                                 Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the next preceding
                                 Regular Record Date), except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the stated
                                 Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month or the last day of the month in the case of
                                 February).

                                 Regular Record Dates. Unless otherwise specified in the applicable
                                 Pricing Supplement, the Regular Record Dates with respect to any
                                 Interest Payment Date for a Fixed Rate Note, Floating Rate Note or

                                 Indexed Rate Note shall be the date (whether or not a Business Day)
                                 fifteen calendar days immediately preceding such Interest Payment
                                 Date.

Payments of Interest:            The applicable Trustee will pay the principal amount of each
                                 Certificated Note at Maturity or upon redemption upon presentation and surrender of such Note. Such payment, together with payment of interest due at Maturity or upon redemption of such Note, will be made in funds available for immediate use by such Trustee or paying agent and in turn by the holder of such Note. Certificated Notes presented to such Trustee or paying agent at Maturity or upon redemption for payment will be canceled and destroyed by such
                                 Trustee or paying agent, and a certificate of destruction will be delivered to the Company. All interest payments on a Certificated
                                 Note (other than interest due at Maturity or upon redemption) will be made by check drawn on such Trustee and mailed by such Trustee to the person entitled thereto as provided in such Note and the
                                 Indenture; provided, however, that the holder of U.S.$10,000,000 or more of Notes having the same Interest Payment Dates will, upon written request prior to the Regular Record Date in respect of an
                                 Interest Payment Date, be entitled to receive payment by wire transfer of immediately available funds. Following each Regular
                                 Record Date, such Trustee or paying agent will furnish the Company with a list of interest payments to be made on the following
                                 Interest Payment Date for each Certificated Note and in total for all Certificated Notes. Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable. Such Trustee or paying agent will provide monthly to the
                                 Company lists of principal and interest, to the extent
                                 ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                                 Withholding Taxes. The amount of any taxes required under
                                 applicable law to be withheld from any interest payment on a
                                 Certificated Note will be determined and withheld by the applicable
                                 Trustee.

                                 The Company will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                 If any interest Payment Date for or the Maturity of a Certificated
                                 Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on account of such delayed payment.

Procedure for Rate Setting and   The Company and the Agent will discuss from time to time the
Posting:                         aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agent

                                 is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance and Rejection of      Unless otherwise instructed by the Company, the Agent will advise
Orders:                          the Company promptly by telephone or other means of electronic communication of all orders to purchase Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three
                                 Business Days, the Company shall verify that the Trustee for such
                                 Certificated Note will have adequate time to prepare and
                                 authenticate such Note.

Preparation of Pricing           If any order to purchase a Certificated Note is accepted by or on
Supplement:                      behalf of the Company, the Company will prepare a Pricing
                                 Supplement reflecting the terms of such Certificated Note, will file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Securities Act, will deliver such number of copies thereof to the Agent as the
                                 Agent shall request. The Agent will file the Pricing Supplement with the NASD and will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Certificated Note or otherwise will comply with the requirements of Rule 173(a) under the Securities Act.

                                 Copies of the appropriate number of Pricing Supplements shall be delivered to the Agent at the following addresses by 11:00 A.M.
                                 (New York City time) on the Business Day following the acceptance of an offer by or on behalf of the Company: to Citigroup Global
                                 Markets Inc., Prospectus Department, Brooklyn Army Terminal, 140
                                 58th Street, 8th Floor, Brooklyn, N.Y. 11220, with a copy to
                                 Citigroup Global Markets Inc., 388 Greenwich Street, New York, New
                                 York 10013, attention: MTN Program Manager.

                                 Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Suspension of Solicitation;      Subject to the representations, warranties and covenants of the
Amendment or Supplement:         Company and the Guarantor contained in the Agency Agreement, the
                                 Company may instruct the Agent to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such instructions, the
                                 Agent will forthwith suspend solicitation until such time as the
                                 Company has advised them that such solicitation may be resumed.
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                                      A-23


                                 In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the
                                 Company will promptly advise the Agent and the Trustee for such
                                 Certificated Notes whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the
                                 suspension, together with the appropriate Pricing Supplement (or the notice provided for in Rule 173(a) under the Securities Act, if applicable), may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus (or the notice provided for in Rule
                                 173(a) under the Securities Act, if applicable) may not be so delivered.

Delivery of Prospectus:          A copy of the Prospectus and a Pricing Supplement relating to a
                                 Certificated Note must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such
                                 Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement setting forth the terms in effect when the order was placed. Unless the Agents comply with the requirements of
                                 Rule 173(a) under the Securities Act, the Agent will deliver a
                                 Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. Unless the Agents comply with the requirements of Rule 173(a) under the Securities Act, the
                                 Company will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:                    For each order to purchase a Certificated Note solicited by the
                                 Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation, which confirmation may be delivered by facsimile or other electronic transmission, to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                      The receipt by the Company of immediately available funds in exchange for an authenticated Certificated Note delivered to the
                                 Agent and the Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such
                                 Certificated Note, constitute "settlement". All orders accepted by the Company will be settled on the fifth Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to

                                 settlement on another day which shall be no earlier than the next
                                 Business Day following the date of sale. In all cases, the Company will notify the Trustee and the DTC Agent on the date issuance instructions are given.

Settlement Procedures:           Settlement Procedures with regard to each Certificated Note sold by the Company to or through the Agent, as agent (except pursuant to a
                                 Terms Agreement), shall be as follows:

                                 A.   The Agent will advise the Company by telephone or by facsimile transmission or other acceptable written means) that such Note is a Certificated Note and of the following settlement
                                      information, in time for the Trustee for such Certificated
                                      Note to prepare and authenticate the required Note:

                                      1.   Name in which such Certificated Note is to be registered
                                           ("Registered Owner").

                                      2.   Address of the Registered Owner and address for payment
                                           of principal and interest.

                                      3.   Taxpayer identification number of the Registered Owner
                                           (if available).

                                      4.   Principal or face amount.

                                      5.   Series.

                                      6.   Stated Maturity.

                                      7.   In the case of a Fixed Rate Certificated Note, the
                                           Interest Rate and reset provisions (if any) or, in the
                                           case of a Floating Rate Certificated Note, the Base Rate,
                                           Initial Interest Rate (if known at such time), Interest
                                           Reset Period, Interest Reset Dates, Index Maturity,
                                           Spread and/or Spread Multiplier (if any), Minimum
                                           Interest Rate (if any), Maximum Interest Rate (if any)
                                           and reset provisions (if any).

                                      8.   Interest Payment Dates and the Interest Payment Period.

                                      9.   Specified Currency.

                                      10.  Denominated Currency, Indexed Currency, Base Exchange
                                           Rate and the Determination Date, if applicable.

                                      11.  Redemption, repayment, amortization or extension
                                           provisions, if any.

                                      12.  Settlement date.

                                      13.  Price (including currency).

                                      14.  Agent's commission, if any, determined as provided in the
                                           Agency Agreement.

                                      15.  Whether such Certificated Note an OID Note, and, if so, the total amount of OID and the yield to maturity.

                                      16.  Any other terms necessary to describe the Certificated
                                           Note.

                                 B.   The Company will advise the relevant Trustee by telephone,
                                      (confirmed in writing at any time on the sale date) written telecommunication or electronic transmission of the
                                      information set forth in Settlement Procedure "A" above and the name of the Presenting Agent.

                                 C.   The Company will deliver to the relevant Trustee a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been
                                      approved by Company, the Agents and the Trustee:

                                      1.   Certificated Note with customer confirmation.

                                      2.   Stub One -- For Trustee.

                                      3.   Stub Two -- For Agent.

                                      4.   Stub Three -- For the Company.

                                 D.   The relevant Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Agent, and the
                                      Agent will acknowledge receipt of the Note by stamping or
                                      otherwise marking Stub One and returning it to such Trustee.
                                      Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the
                                      Agent for payment to such account as the Company shall have specified in funds available for immediate use, of an amount equal to the price of such Certificated Note less the Agent's commission. In the event that the instructions given by the
                                      Agent for payment to the account of the Company are revoked, the Company will as

                                      promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                                 E.   Unless the Agent purchased the Note as Principal, the Agent will deliver such Certificated Note (with the confirmation) to the customer against payment in immediately payable funds. The
                                      Agent will obtain the acknowledgment of receipt of such
                                      Certificated Note by retaining Stub Two.

                                 F.   The relevant Trustee will send Stub Three to the Company by first-class mail.

Settlement Procedures            For orders of Certificated Notes solicited by the Agent, as agent,
Timetable:                       and accepted by the Company, Settlement Procedures "A" through "F"
                                 set forth above shall be completed on or before the respective times (New York City time) set forth below:

                                 Settlement
                                  Procedure                           Time
                                 ----------   ----------------------------------------------------
                                      A       2:00 P.M. on the day before settlement
                                      B       On the day two Business Days before settlement date.
                                      C       2:15 P.M. two Business Days before settlement
                                      D       2:15 P.M. on settlement date
                                      E       3:00 P.M. on settlement date
                                      F       5:00 P.M. on settlement date

Procedures upon Company's        Company Notice to Trustee regarding Exercise of Optional Reset. Not
Exercise of Optional Reset or    less than 45 or more than 60 days before an Optional Reset Date as
Optional Extension of            set forth in a Certificated Note, the Company will notify the
Maturity:                        Trustee for such Certificated Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note during the period from such Optional
                                 Reset Date to the next Optional Reset Date as set forth in such
                                 Certificated Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Certificated Note (the "Subsequent
                                 Interest Period"); and (ii) the provisions, if any, for redemption of such Certificated Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent
                                 Interest Period.

                                 Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated Maturity of such
                                 Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new
                                 Stated Maturity; (ii) the interest rate or Spread or Spread
                                 Multiplier, as the case may be, applicable to the extension period;
                                 and (iii) the provisions, if any, for redemption of such
                                 Certificated Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                                 Trustee Notice to Holders regarding Company's Exercise of Optional
                                 Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated
                                 Note will mail a notice, first class, postage prepaid, to the
                                 Holder of such Certificated Note not less than 40 days before the
                                 Optional Reset Date (in which case a "Reset Notice") or the Stated
                                 Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the
                                 information required by the terms of the Certificated Note.

                                 Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in such
                                 Note, the Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset
                                 Date or old Stated Maturity, as the case may be.

                                 Company Notice regarding New Interest Rate or New Spread or Spread
                                 Multiplier. If the Company elects to revoke the interest rate or
                                 Spread or Spread Multiplier provided for in the Reset Notice and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected
                                 Certificated Note. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                 Trustee Notice to Company regarding Holder Revocation of Option to be Repaid. If, after the Holder of a Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or an
                                 Optional Reset Notice, such Holder then revokes such tender for repayment, the Trustee for such Certificated Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                                 Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional
                                 Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may
                                 be. Such Trustee will use such money to repay such Certificated
                                 Notes pursuant to the terms set forth in such Notes.

Procedures upon Company's        Company Notice to Trustee regarding Exercise of Optional
Exercise of Optional             Redemption. At least 45 days prior to the date on which it intends
Redemption:                      to redeem a Certificated Note, the Company will notify the Trustee for such Certificated Note that it is exercising such option with respect to such Note on such date.

                                 Trustee Notice to Holders regarding Company's Exercise of Optional
                                 Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such
                                 Certificated Note will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such
                                 Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal and        Trustee Notice to Company of Option to be Repaid. Upon receipt of
Interest Upon Exercise of        notice of exercise of the option for repayment and the Certificated
Optional Repayment (Except       Notes to be repaid as set forth in such Notes, the Trustee for such
Pursuant to Company's Exercise   Certificated Notes shall (unless such notice was received pursuant
of Optional Reset or Optional    to the Company's exercise of an optional reset or an optional
Extension):                      extension of maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the
                                 Company not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of
                                 Certificated Notes to be repaid on such Optional Repayment Date.

Failure to Settle:               If a purchaser fails to accept delivery of and make payment for any
                                 Certificated Note, the Agent will notify the Company and the applicable Trustee by telephone and return such Note to the applicable Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such
                                 Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement with the Company, then the Company will reimburse the Agent or the applicable Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the applicable Trustee will mark such Note "canceled", make appropriate entries in the applicable Trustee's records and send such Note to the Company.

Trustees Not to Risk Funds:      Nothing herein shall be deemed to require either Trustee to risk or expend its own funds in connection with any payment to the Company, the Agent or the purchaser, it being understood by all parties that payments made by either Trustee to the Company, the Agent or the purchaser shall be made only to the extent that funds are provided to such Trustee for such purpose.

Authenticity of Signatures:      The Company will cause each Trustee to furnish the Agent from time to time with the specimen signatures of each of such Trustee's officers, employees or agents who has been authorized by such
                                 Trustee to authenticate Certificated Notes, but the Agent will not have any obligation or liability to the Company or a Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or a Trustee on any Certificated
                                 Note.

Payment of Expenses:             The Agent shall forward to the Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by the Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the
                                 Agent currently on a monthly basis.

Advertising Costs:               The Company will determine with the Agent the amount of advertising that may be appropriate in soliciting orders to purchase the
                                 Certificated Notes. Advertising expenses will be paid by the
                                 Company.

                                                                       EXHIBIT B

                             CITIGROUP FUNDING INC.

                 Euro Medium-Term Note Administrative Procedures
         (For Medium Term Notes, Series D and Series E, in Bearer Form)
                                 April 20, 2006

          The Medium-Term Notes, Series D (the "Series D Notes") and the Medium-Term Notes, Series E (the "Series E Notes," and, together with the Series D Notes, the "Notes") of Citigroup Funding Inc. (the "Company"), any payments due on which are fully and unconditionally guaranteed by (the "Guarantee") Citigroup Inc. (the "Guarantor"), are to be offered on a continuing basis. Citigroup Global Markets Limited has agreed to act as agent in the solicitation of Notes issuable in bearer form (the "Bearer Notes"), which will be represented by Global Securities that may be exchanged for individual Bearer Notes. (The term "Agent" as used in these Administrative Procedures means Citigroup Global Markets Limited). The Agent will not be obligated to purchase Notes for its own account. The Bearer Notes are being sold pursuant to a Global Selling Agency Agreement among the Company, the Guarantor, and the agents named therein (including the Agent) dated the date hereof (the "Agency Agreement"). The Notes have been registered with the Securities and Exchange Commission (the "Commission"). JPMorgan Chase Bank, N.A. is the trustee under the Indenture, dated as of June 1, 2005, covering the Series D Notes (the "Senior Debt Indenture"). Deutsche Bank Trust Company Americas is the trustee (together with JPMorgan Chase Bank, N.A., the "Trustees") under the Indenture, dated as of June 1, 2005, covering the Series E Notes (the "Subordinated Debt Indenture," and, together with the Senior Debt Indenture, the "Indentures"). The Series D Notes will constitute part of the senior debt of the Company and will rank equally with all other unsecured and unsubordinated debt of the Company. The Guarantee of the Series D Notes will constitute part of the senior debt of the Guarantor and will rank equally with all other unsecured and unsubordinated debt of the Guarantor. The Series E Notes will be subordinate and junior in the right of payment to all Citigroup Funding Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture. The Guarantee of the Series E Notes will be subordinate and junior in the right of payment to all Citigroup Senior Indebtedness, to the extent and in the manner set forth in the Subordinated Debt Indenture.

          The Agency Agreement provides that Notes may also be purchased by the Agent acting solely as principal and not as agent. In the event of any such purchase, the Agent acting solely as principal shall perform the functions of both the Agent and the beneficial owner under the administrative procedures set forth below, unless otherwise agreed to between the Company and the Agent acting as principal.

          The Company has appointed the principal office of Citibank, N.A. in London as paying agent for the payment of the principal of and interest on the Series D Bearer Notes and has appointed the principal office of Deutsche Bank U.K. in London as paying agent (together, the "Paying Agents") for the payment of the principal of and interest on the Series E Bearer Notes. The Company will appoint paying agents in Luxembourg if and when any Euro Medium-Term Notes are to be listed on the Luxembourg Stock Exchange.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agent and the Trustees in writing of those persons handling administrative responsibilities with whom the Agent and the Trustees are to communicate regarding orders to purchase Bearer Notes and the details of their delivery.

          If the Notes are to be listed on the Luxembourg Stock Exchange, the Company will advise the Paying Agents and the Luxembourg paying agents as to the entity it has appointed as listing agent (the "Listing Agent"), which will coordinate with the Paying Agents and the Luxembourg paying agents on a regular basis for the purpose of providing the Luxembourg Stock Exchange with such information regarding Bearer Notes issued and outstanding as such Exchange may require.

          Administrative procedures and specific terms of the offering are explained below. Unless otherwise defined herein, terms defined in the Indentures, the Prospectus or the Notes shall be used as therein defined. To the extent the procedures set forth below conflict with the provisions of the Bearer Notes, the Indentures or the Agency Agreement, the relevant provisions of the Bearer Notes, the Indentures and the Agency Agreement shall control.

Maturities:                      Each Bearer Note will mature on a date nine months or more after the settlement date for such Note, except in the case of indexed
                                 Notes, for which the maturity may be shorter. A Floating Rate
                                 Bearer Note will mature only on an Interest Payment Date for such
                                 Bearer Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds
                                 Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue Date.

Currency:                        The Specified Currency for a Certificated Note shall be as set forth therein and in the applicable Pricing Supplement.

Denominations:                   Unless otherwise agreed to by the Company, the denomination of any
                                 Bearer Note denominated in U.S. dollars will be a minimum of
                                 U.S.$10,000 or any larger amount that is an integral multiple of
                                 U.S.$1,000. The authorized denominations of Bearer Notes
                                 denominated in any other currency will be set forth in such Bearer
                                 Notes.

Bearer Form:                     Bearer Notes will be issued only in bearer form.

Date of Issuance:                Each Bearer Note will be dated and issued as of its original issue date by the Paying Agent for such Bearer Note. Each Bearer Note will bear an Original Issue Date, which will be (i) with respect to a temporary Global Security (or any portion thereof), the date of its original issue as specified in such Global Security and (ii)
                                 with respect to any Permanent Global Security or individual Bearer
                                 Note (or portion thereof) issued subsequently upon transfer or exchange of

                                 a Bearer Note or in lieu of a destroyed, lost or stolen Bearer
                                 Note, the Original Issue Date of the predecessor Bearer Note, regardless of the date of authentication of such subsequently issued Bearer Note.

Temporary Global Securities;     Until the 40th day following the date of issuance of a Bearer Note
Definitive Global Securities;    (the "Exchange Date") and until Final Certification (as defined
Individual Bearer Notes:         below) with respect to such and Bearer Note has occurred, such
                                 Bearer Note, together with all other Bearer Notes that have the same rank, Original Issue Date, currency of denomination,
                                 redemption and repayment provisions, Stated Maturity and either fixed interest rate (in the case of Fixed Rate Notes) or Base Rate,
                                 Initial Interest Rate, interest reset period, Interest Payment
                                 Dates, Minimum Interest Rate, Maximum Interest Rate, Spread or
                                 Spread Multiplier and Index Maturity (in the case of Floating Rate
                                 Notes) (all such Bearer Notes herein referred to collectively as a
                                 "Tranche"), will be represented by a single temporary Global
                                 Security in bearer form without interest coupons. The Company shall execute, and the Paying Agent for the Bearer Notes represented by such temporary Global Security shall authenticate, such temporary
                                 Global Security upon the same conditions and in substantially the same manner, and with the same effect, as a Permanent Global
                                 Security. On or prior to the Closing Date (which should also be the
                                 Original Issue Date), with respect to such Bearer Notes, the Paying
                                 Agent for such Bearer Notes shall deposit the temporary Global
                                 Security with a common depositary (the "Depositary") for
                                 Clearstream International, ("Clearstream") and Euroclear Bank
                                 S.A./N.V., as operator of the Euroclear System ("Euroclear"), in the manner specified below under "Details for Settlement". The interest of each beneficial owner of such temporary Global Security will be credited to the appropriate account with Clearstream or
                                 Euroclear, as specified below under "Details for Settlement".

                                 On or after the Exchange Date and provided that Final Certification
                                 (as described below) has occurred, the interest of the beneficial owner of such Bearer Note in the temporary Global Security shall be canceled and such Bearer Note, together with all other Bearer Notes of the Tranche as to which Final Certification has occurred, shall thereafter be represented by a Permanent Global Security in bearer form without interest coupons held in London by the Depositary. The interest of the beneficial owner of such Bearer Note in such
                                 Permanent Global Security will be credited to the appropriate account with Clearstream or Euroclear.

                                 The beneficial owner of an interest in a Permanent Global Security may, at any time, upon 30 days' notice to the Paying Agent for the
                                 Bearer Notes represented by such Permanent Global Security, given by such beneficial owner through either Clearstream or Euroclear, as the case may be, exchange its beneficial interest in such
                                 Permanent

                                 Global Security for one or more individual Bearer Notes (with coupons attached, if appropriate) equal in aggregate principal amount to such beneficial interest. To effect such exchange, the interest of the beneficial owner of such Bearer Note in such
                                 Permanent Global Security shall be canceled and one or more individual Bearer Notes shall be issued to such beneficial owner, through Euroclear or Clearstream, as the case may be.

                                 In all events, Bearer Notes will be delivered by the Paying Agents only outside the United States.

Final Certification:             Final Certification with respect to a temporary Global Security shall mean the delivery by Euroclear or Clearstream, as the case may be, to the Paying Agent for the Bearer Notes represented by such temporary Global Security of a signed certificate (a
                                 "Clearance System Certificate") in the form set forth in Appendix 1 hereto with respect to the Bearer Notes, dated no earlier than the
                                 Exchange Date for such Bearer Notes or, if an interest payment on the Bearer Notes shall be due prior to the Exchange Date, dated no earlier than such Interest Payment Date, to the effect that
                                 Euroclear or Clearstream, as the case may be, has received certificates ("Certificates of Non-U.S. Beneficial Ownership") in
                                 the form set forth in Appendix 2 hereto with respect to each of such Bearer Notes, dated no earlier than ten days before such
                                 Exchange Date or Interest Payment Date, as the case may be, signed by the account holders appearing on its records as entitled to such
                                 Bearer Notes, to the effect that such Bearer Notes (i) are not beneficially owned by United States persons and have not been acquired by or on behalf of United States persons, (ii) are owned by United States persons that are (a) foreign branches of United
                                 States financial institutions purchasing for their own account or for resale or (b) United States persons who acquired the Bearer
                                 Notes through foreign branches of U.S. financial institutions and who hold the Bearer Notes through such U.S. financial institutions
                                 (and in either case (a) or (b), each such financial institution has agreed that it will comply with the requirements of Section
                                 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and
                                 the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period, in which event such financial institutions
                                 (whether or not also described in clause (i) or (ii)) shall have certified that they have not acquired the Bearer Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

Payments of Principal:           Upon presentation of a Note, the Paying Agent for such Bearer Note will pay the principal amount of such Note and the final
                                 installment of interest at Maturity in immediately available funds.
                                 Notes presented to the Paying Agent for such Bearer Notes at
                                 Maturity for

                                 payment will be canceled in accordance with the Indenture under which such Bearer Notes have been issued.

Interest Payments:               Interest on each Bearer Note will accrue from the Original Issue
                                 Date of such Bearer Note and will be calculated and paid in the manner described in such Bearer Note and the Prospectus, each as defined in the Agency Agreement, as supplemented by the applicable
                                 Pricing Supplement; provided, however, that interest in respect of any portion of a temporary Global Security for which Final
                                 Certification has not been made shall not be paid until Final
                                 Certification is received in respect of that portion.

Payments of Principal and        Upon receipt of Bearer Notes to be repaid as set forth in such
Interest Upon Exercise of        Notes, the Trustee or Paying Agent for such Notes shall give notice
Optional Repayment:              to the Company not less than 20 calendar days prior to each
                                 Optional Repayment Date of such Optional Repayment Date and of the principal amount of Bearer Notes to be repaid on such Optional
                                 Repayment Date.

                                 On or prior to any Optional Repayment Date, the Company shall deposit with such Trustee or such Paying Agent an amount of money sufficient to pay the Optional Repayment Price, and accrued interest thereon to such date, of all the Notes or portions thereof which are to be repaid on such date. Such Trustee or such Paying
                                 Agent will use such money to repay such Notes pursuant to the terms set forth in such Notes.

Procedure for Rate Setting and   The Company and the Agent will discuss from time to time the
Posting:                         aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Bearer Notes that may be sold as a result of the solicitation of orders by the Agent. If the Company decides to set prices of, and rates borne by, any Bearer Notes in respect of which the Agent is to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agent of the prices and rates to be posted.

Acceptance of Orders:            If the Company posts prices and rates as provided above, the Agent as agent for and on behalf of the Company shall promptly accept orders received by it to purchase Bearer Notes at the prices and rates so posted, subject to (1) any instructions from the Company received by the Agent concerning the aggregate principal amount of
                                 Bearer Notes to be sold at the prices and rates so posted or the period during which such posted prices and rates are to be in effect, (2) any instructions from the Company received by the Agent changing or revoking any posted prices and rates, (3) compliance with the securities laws of the United States and all other jurisdictions and with the selling restrictions contained in the
                                 Agency Agreement and

                                 (4) the Agent's right to reject any such offer as provided below.

                                 If the Company does not post prices and rates and the Agent receives an order to purchase Bearer Notes, or, if while posted prices and rates are in effect, the Agent receives an order to purchase Bearer Notes on terms other than those posted by the
                                 Company, the Agent will promptly advise the Company by telephone or other means of electronic communication of any such order other than orders rejected by the Agent as provided below. The Company will have the sole right to accept any such order to purchase
                                 Bearer Notes and may reject any such order in whole or in part.

                                 The Agent may, in its discretion reasonably exercised, reject any order to purchase Bearer Notes received by it in whole or in part.

Preparation of Pricing           If any order to purchase a Bearer Note is accepted by or on behalf
Supplement:                      of the Company, the Company, with the approval of the Agent, will prepare a pricing supplement (a "Pricing Supplement") reflecting the terms of such Bearer Note, will file with the Commission in accordance with the applicable paragraph of Rule 424(b) under the
                                 Securities Act, will supply such copies thereof to the Agent as the
                                 Agent may request, will supply one copy to the Paying Agent for such Bearer Note. The Agent will file such Pricing Supplement with the National Association of Securities Dealers, Inc. (the "NASD").
                                 The Paying Agent for such Bearer Note will cause such Pricing
                                 Supplement to be delivered to the Trustee for such Bearer Note, to each additional Paying Agent for such Bearer Note outside the
                                 United States and to the Listing Agent. The Agent will cause a
                                 Pricing Supplement to be delivered to the purchaser of the Bearer
                                 Note or otherwise will comply with the requirements of Rule 173(a)
                                 under the Securities Act.

                                 Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation;      The Company reserves the right, in its sole discretion, to instruct
Amendment or Supplement:         the Agent to suspend at any time, for any period of time or permanently, the solicitation of orders to purchase Bearer Notes.
                                 Upon receipt of such instructions, the Agent will forthwith suspend solicitation of orders to purchase Bearer Notes from the Company until such time as the Company has advised it that such
                                 solicitation may be resumed.

                                 In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the
                                 Company will promptly advise the Agent and each of the Paying
                                 Agents whether such orders may be settled and whether copies of the
                                 Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement (or the notice provided for in Rule

                                 173(a) under the Securities Act, if applicable), may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus (or the notice provided for in Rule 173(a) under the Securities Act, if applicable), may not be so delivered. If the
                                 Company and the Guarantor decide to amend or supplement the
                                 Registration Statement (as defined in the Agency Agreement) or the
                                 Prospectus (except for an amendment or supplement relating to an offering of Securities other than the Notes or to an offering of
                                 Warrants or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other terms of any Notes), they promptly will advise the Agent and the Trustees and will furnish the Agent and the Trustees with the proposed amendment or supplement and with such certificates and opinions as are required, all in accordance with the terms of the
                                 Agency Agreement. The Company and the Guarantor will file with the
                                 Commission any supplement to the Prospectus relating to the Bearer
                                 Notes, provide the Agent with copies of any such supplement, and confirm to the Agent that such supplement has been filed with the
                                 Commission pursuant to the applicable paragraph of Rule 424(b).

Delivery of Prospectus:          A copy of the Prospectus and a Pricing Supplement relating to a
                                 Bearer Note must accompany or precede any written offer of such
                                 Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Bearer Notes is received by the Agent between the time an order for a Bearer Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                                 Supplement setting forth the terms in effect when the order was placed. Subject to the second preceding paragraph and unless the
                                 Agent complies with the requirements of Rule 173(a) under the
                                 Securities Act, the Agent will deliver a Prospectus and Pricing
                                 Supplement as herein described with respect to each Bearer Note sold by it. Unless the Agent complies with the requirements of Rule
                                 173(a) under the Securities Act, Paying Agent for such Bearer Note will make such delivery if such Note is sold directly by the
                                 Company to a purchaser (other than the Agent).

Confirmation:                    For each order to purchase a Bearer Note solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation, which confirmation may be delivered by facsimile or other electronic transmission, to the purchaser, with a copy to the
                                 Company, setting forth the details set forth below, delivery and payment instructions and the language required by the U.S. Treasury
                                 Regulations.

Settlement:                      Subject to Section 5 of the Agency Agreement, the Closing Date with respect to any order to purchase Bearer Notes accepted by or on behalf of the Company will be the third day next succeeding the date of acceptance, or if such day is a day on which commercial banks in New York City or London or Clearstream or Euroclear are
                                 required or authorized to be closed, the next succeeding day on which commercial banks in New York City and London and Euroclear and Clearstream are not required or authorized to be closed (a
                                 "Business Day") unless otherwise agreed by the purchaser and the
                                 Company and shall be specified upon acceptance of such offer. In all cases, the Company will notify the Trustee and the Paying Agent on the date issuance instructions are given.

Details for Settlement:          For each offer to purchase a Bearer Note that is accepted by or on behalf of the Company, the Agent will provide (unless provided by the purchaser directly to the Company) by telephone the following information to the Company:

                                 1.   Principal or face amount.

                                 2.   Series.

                                 3.   Stated Maturity.

                                 4.   In the case of a Fixed Rate Book-Entry Note, the interest rate and reset, redemption, repayment and extension provisions (if any) or, in the case of a Floating Rate Book-Entry Note, the
                                      Base Rate, Initial Interest Rate (if known at such time)
                                      Interest Reset Period, Interest Reset Dates, Index Maturity,
                                      Spread and/or Spread Multiplier (if any), Minimum Interest
                                      Rate (if any), Maximum Interest Rate (if any) and reset,
                                      redemption, repayment and extension provisions (if any).

                                 5.   Interest Payment Dates and the Interest Payment Period.

                                 6.   Amortization provisions, if any.

                                 7.   Settlement date and Issue Date, if different.

                                 8.   Specified currency.

                                 9.   Denominated currency, Indexed Currency, Base Exchange Rate, and the Determination Date, if applicable.

                                 10.  Price.

                                 11.  Agent's commission, determined as provided in the Agency
                                      Agreement.

                                 12.  Whether such Book-Entry Note is an OID Note and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

                                 13.  Any other terms necessary to describe the Book-Entry Note.

                                 14.  Agent's account number at Clearstream or Euroclear.

                                 The Agent will advise the Company and the Paying Agent for such
                                 Bearer Note of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a
                                 Bearer Note solicited by the Agent and accepted by the Company in time for the Paying Agent for such Bearer Note to prepare and authenticate the temporary Global Security and deliver it at least one day prior to settlement to the Depositary in London. The Paying
                                 Agent for such Bearer Note will instruct Euroclear or Clearstream, as the case may be, to credit such Bearer Note to the distribution account of such Paying Agent with Euroclear or Clearstream, as the case may be, for onward credit to the account of the Agent against payment. Concurrently therewith and in consideration thereof, the
                                 Agent for such Bearer Note will give instructions to Euroclear or
                                 Clearstream, as the case may be, to credit the account of the
                                 Paying Agent for such Bearer Note against delivery of such Bearer
                                 Note with an amount equal to the initial public offering price of such Bearer Note, less the applicable commission determined as provided in Section 2 of the Agency Agreement. The Paying Agent for
                                 such Bearer Note will remit all such funds received to the designated account of the Company. The Paying Agent for such Bearer
                                 Note will notify the Agent of both the Euroclear and Clearstream
                                 Reference Numbers for such Bearer Note and will notify the Listing
                                 Agent of the issuance of such Bearer Note. Before accepting any order to purchase a Bearer Note to be settled in less than three
                                 Business Days, the Company shall verify that the Paying Agent for such Bearer Note will have adequate time to prepare and
                                 authenticate the temporary Global Security that will represent such
                                 Bearer Note.

                                 The Agent will provide appropriate documentation to the Paying
                                 Agent for such Bearer Note, including the information necessary for the preparation and authentication of the temporary Global Security that will represent such Bearer Note. Prior to preparing such temporary Global Security for delivery (but in any case no later than 10:00 A.M. (London time) on the Business Day next preceding the Closing Date therefor), the Paying Agent for such Bearer Note will confirm receipt of such instruction to the Agent by telephone.

Bearer Note Deliveries and       Upon receipt of appropriate documentation and instructions with
Cash Payment:                    respect to the Bearer Notes constituting a Tranche, the Company will cause the Paying Agent for such Bearer Notes to prepare and authenticate a temporary Global Security representing such Tranche and to insert thereon (1) the rank, (2) the principal amount of such Tranche, (3) the Original Issue Date, (4) the Stated Maturity,
                                 (5) the interest rate (in the case of a Fixed-Rate Note) and redemption and repayment provisions (if any) or the Base Rate,
                                 Initial Interest Rate, Index Maturity, Spread or Spread Multiplier,
                                 Minimum Interest Rate and Maximum Interest Rate (in the case of a
                                 Floating Rate Note) and redemption and repayment provisions (if any) and (6) any other terms required to be inserted thereon.

                                 On the Closing Date, the Paying Agent for the Bearer Notes
                                 represented by such Tranche will credit such Bearer Note to its distribution account with Clearstream or Euroclear and the Agent will make payment to such Paying Agent against delivery of such
                                 Bearer Note, through Euroclear or Clearstream, as the case may be, in immediately available funds, in an amount equal to the issuance price of such Bearer Note less the Agent's commission. The Paying
                                 Agent for such Bearer Note will remit all such funds received to the designated account of the Company. Such payment shall be made by the Agent only upon prior receipt by the Agent of immediately available funds from or on behalf of the purchaser unless the Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

Failure to Settle:               If on the relevant Issue Date the Agent does not pay the
                                 subscription price due from it in respect of any Note (the
                                 "Defaulted Note") and, as a result, the Defaulted Note remains in the distribution account of the Paying Agent for such Note with
                                 Euroclear or Clearstream after such Issue Date (rather than being credited to the Agent's account against payment), such Paying Agent will continue to hold the Defaulted Note to the order of the
                                 Company.

                                 If such Paying Agent pays an amount (the "Advance") to the Company on the basis that a payment (the "Payment") has been, or will be, received from the relevant Agent and if the Payment has not been, or is not, received by such Paying Agent on the date such Paying
                                 Agent pays the Company, the Company shall upon being requested to do so repay to such Paying Agent the Advance and shall pay interest
                                 (on a 360 days basis) sufficient to cover any overdraft costs incurred by such Paying Agent, as certified by such Paying Agent, until the earlier of repayment in full of the Advance and receipt in full by such Paying Agent of the Payment.

                                 If the Agent, at its own option, has advanced its own funds for payment against subsequent receipt of funds from the purchaser, and if the purchaser shall fail to make payment for the Bearer Note on the Closing Date therefor, the Agent will promptly notify the
                                 Paying Agent for such Bearer Note, the Depositary and the Company by

                                 telephone, promptly confirmed in writing (but no later than the next Business Day). In such event the Agent shall instruct
                                 Euroclear or Clearstream, as the case may be, to transfer such
                                 Defaulted Note to the distribution account of the Paying Agent for such Bearer Note who will continue to hold the Defaulted Note to the order of the Company. Upon (i) confirmation from such Paying
                                 Agent in writing (which may be by telex or telecopy) that such
                                 Paying Agent is holding the Defaulted Note for the account of the
                                 Company, and (ii) confirmation from the Agent in writing (which may be given by telex or telecopy) that the Agent has not received payment from the purchaser (the matters referred to in clauses (i)
                                 and (ii) are referred to hereinafter as the "Confirmations"), the
                                 Company will promptly pay to the Agent an amount in immediately available funds equal to the amount previously paid by the Agent in respect of such Bearer Note. Such payment will be made not later than the Business Day following the date of receipt of the
                                 Confirmations. The Paying Agent for such Bearer Note and the
                                 Depositary will make such revisions to the temporary Global
                                 Security representing such Bearer Note as are necessary to reflect the cancellation of such portion of such Global Security.

                                 If a purchaser shall fail to make payment for such Bearer Note for any reason other than the failure of the Agent to provide the necessary information to the Company as described above for settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above or otherwise to satisfy its obligation hereunder or in the Agency Agreement, and if the Agent shall have otherwise complied with its obligations hereunder and in the Agency Agreement, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the
                                 Company.

Paying Agents Not to Risk        Nothing herein shall be deemed to require Paying Agent expend its
Funds:                           own funds in connection with any payment to the Company, or the
                                 Agent or the purchaser, it being understood by all parties that payments made by the Paying Agents to the Company, or the Agent or a purchaser shall be made only to the extent that funds are provided to the Paying Agents for such purpose.

Authenticity of Signatures:      The Company will cause each Paying Agent to furnish the Agent from time to time with the specimen signatures of each of such Paying
                                 Agent's officers, employees or agents who has been authorized by such Paying Agent to authenticate Bearer Notes (including Global
                                 Securities representing Bearer Notes), but the Agent will have no obligation or liability to the Company or to either Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Company or either Paying Agent on any
                                 Bearer Note.

Payment of Expenses:             The Agent shall forward to the Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by the Agent during that month that are reimbursable to it pursuant to the terms of the Agency Agreement. The Company will remit payment to the
                                 Agent currently on a monthly basis.

Advertising Costs:               The Company will determine with the Agent the amount of advertising that may be appropriate in soliciting orders to purchase the Bearer
                                 Notes. Advertising expenses will be paid by the Company.

                                                                      APPENDIX 1

                       [FORM OF CERTIFICATION TO BE GIVEN
                          BY EUROCLEAR OR CLEARSTREAM]

                                  CERTIFICATION

                             Citigroup Funding Inc.

                        Medium Term Notes, Series [D] [E]

                                  (the "Notes")

          This is to certify that, based solely on certifications we have received in writing, by facsimile or by electronic transmission from member organizations appearing in our records as persons being entitled to a principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Medium-Term Note Administrative Procedures attached to the Selling Agency Agreement relating to the Notes, as of the date hereof, $[ ] principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Note excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.


                                 B-Appendix 1-1

          We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ______________, 200_(1)

                                        Yours faithfully,

                                        [EUROCLEAR BANK, S.A./N.V.,
                                        as operator of the Euroclear System]

                                        or

                                        [CLEARSTREAM, International.]


                                        By
                                           -------------------------------------

----------
(1) [The earlier of the Exchange Date and the first Interest Payment Date on the applicable Notes.]


                                 B-Appendix 1-2

                                                                      APPENDIX 2

                       [FORM OF CERTIFICATION TO BE GIVEN
                BY AN ACCOUNT HOLDER OF EUROCLEAR OR CLEARSTREAM]

                                  CERTIFICATION

                             Citigroup Funding Inc.

                        Medium Term Notes, Series [D] [E]

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes (the "Notes") held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certification excepts and does not relate to $__________ principal amount of the Notes as to which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.


                                 B-Appendix 2-1

          We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: _________________, 20__
[To be dated no earlier than
the 10th day before the earlier
of the Exchange Date and the
first Interest Payment Date
on the Notes]

                                        [Name of Account Holder]


                                        By:
                                            ------------------------------------
                                            (Authorized Signatory)
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                 B-Appendix 2-2

                                                                       EXHIBIT C

                             FORM OF TERMS AGREEMENT

Citigroup Funding Inc.
388 Greenwich Street, 38th Floor
New York, NY 10013
Attention: Assistant Treasurer

Subject in all respects to the terms and conditions contained in the Global Selling Agency Agreement dated April 20, 2006 (the "Global Selling Agency Agreement"), among Citigroup Global Markets Inc., Citigroup Global Markets Limited, Citigroup Funding Inc. and Citigroup Inc., the undersigned agrees to purchase the following Notes of Citigroup Funding Inc.:

Principal Amount: ___________________   Issue Price: ___________________________
Purchaser: __________________________   Original Issue Date: ___________________
Initial Interest Rate: ______________   Stated Maturity: _______________________
Reoffering Rate: ____________________
Reoffering Price: ___________________

     [ ] Varying prices from time to time related to prevailing prices at the time of resale
     [ ]  Fixed price of __% of Principal Amount

Specified Currency (If other than U.S. dollars): _______________________________

Survivor's Option: _____________________________________________________________
Authorized Denominations:
          (If other than as set forth in the Prospectus Supplement)
          Dual Currency Note: [ ] Yes (see attached) [ ] No
          Optional Payment Currency: ___________________________________________
          Designated Exchange Rate: ____________________________________________

Base Rate: [ ] CD Rate [ ] Commercial Paper Rate [ ] Federal Funds Rate [ ]

LIBOR Telerate [ ] LIBOR Reuters [ ] Treasury Rate [ ]

Treasury Rate Constant Maturity [ ] Prime Rate [ ]

Eleventh District Cost of Funds Rate [ ] Euribor [ ] Other (see attached)
                                                     Index Maturity: ___________
Interest Reset Period or Interest Reset Dates: _________________________________

Interest Payment Dates: Accrue to Pay: [ ] Yes [ ] No

Indexed Principal Note: [ ] Yes (see attached) [ ] No

Floating Rate: [ ] Indexed Interest Rate: [ ] (see attached) Spread Multiplier:
Spread (+/-):

Spread Reset [ ] The Spread or Spread Multiplier may not be changed prior to Stated Maturity.

     [ ] The Spread or Spread Multiplier may be changed prior to Stated Maturity
          (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate: ______________   Minimum Interest Rate: _________________

Inverse Floating Rate Note: [ ] Yes (see attached) [ ] No

Initial Fixed Interest Rate: ________   Reset Fixed Reference Rate: ____________

Floating Rate / Fixed Rate Note: [ ] Yes (see attached) [ ] No

Amortizing Note: [ ] Yes [ ] No
     Amortization Schedule: _________

Optional Redemption: [ ] Yes [ ] No
     Optional Redemption Dates: _____
     Redemption Prices: _____________

Bond Yield to Maturity: _____________   Bond Yield to Call: ____________________

Optional Repayment: [ ] Yes [ ] No
     Optional Repayment Dates: ______   Optional Repayment Prices: _____________
     Optional Extension of Stated Maturity: [ ] Yes [ ] No
     Final Maturity: ________________

Discount Note: [ ] Yes [ ] No
     Total Amount of OID: ___________   Yield to Maturity: _____________________

Renewable Note: [ ] Yes (see attached) [ ] No
     Special Election Interval (if applicable): ________________________________ Amount (if less than entire principal amount) as to which election may be exercised: _____________________

Place of Delivery of Notes: ____________________________________________________

Method of Payment for the Notes: _______________________________________________

Requirements for delivery, if any, of opinions of counsel, certificates from the Company and the Guarantor or their respective officers or a letter from the Guarantor's independent registered public accountants: _________________________

Other terms: ________________________

          The provisions of the Global Selling Agency Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

          Between the date of this Agreement and the Settlement Date with respect to this Agreement, you will not, without the undersigned's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Medium-Term Notes (other than (i) the Medium-Term Notes to be sold pursuant to this Agreement and (ii) commercial paper issued in the ordinary course of business), except as may otherwise be provided herein.

Date:
      --------------------

[Purchaser]


By:
    ---------------------------------


Accepted: CITIGROUP FUNDING INC.


By:
    ---------------------------------

                                                                       EXHIBIT D

                 FORM OF AGENT ACCESSION CONFIRMATION - PROGRAM

To: [Name and address of new Agent]

[date]

Citigroup Funding Inc.
Series D and Series E Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of April 20, 2006 (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof, you shall become a party to, and a[n] [U.S. Agent] [International Agent] under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all the duties and obligations of a[n] [U.S.] [International] Agent as if originally named as such under the Agency Agreement.

Yours faithfully,

CITIGROUP FUNDING INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

cc: Paying Agents
    Trustees
    Existing Agents
    Guarantor

                                                                       EXHIBIT E

                    FORM OF AGENT ACCESSION LETTER - PROGRAM

To: Citigroup Funding Inc.
388 Greenwich Street, 38th Floor
New York, NY 10013

[date]

Citigroup Funding Inc.
Series D and Series E Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of April 20, 2006, entered into in respect of the above Medium-Term Note Program and made among Citigroup Funding Inc. (the "Company"), Citigroup Inc. and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent we have waived delivery of such documents):

-    a copy of the Agency Agreement;

-    a copy of all documents referred to in Section 5 of the Agency Agreement;
     and

- a letter in a form approved by ourselves from each of the legal advisers referred to in Section 5 of the Agency Agreement addressed to ourselves and giving us the full benefit of the existing legal opinions as of the date of such existing legal opinions, and have found them to our satisfaction.

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, fax, email address and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] Agent under the Agency Agreement, we hereby undertake, for the benefit of the Company, the Guarantor and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] Agent under or pursuant to the Agency Agreement. We also undertake to deliver to The Depository Trust Company of New York such pricing letters as it may reasonably require from us in connection with the offer and sale of the Notes.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,

[Name of new Agent]

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

cc: Paying Agents
    Trustees
    Existing Agents
    Guarantor

                                                                       EXHIBIT F

                FORM OF AGENT ACCESSION CONFIRMATION - NOTE ISSUE

To: [Name and address of new Agent]
    [date]

Citigroup Funding Inc.
Series D and Series E Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of April 20, 2006 (which agreement, as amended from time to time, is herein referred to as the "Agency Agreement") entered into in respect of the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated [ ].

In accordance with Section 2(c) of the Agency Agreement we hereby confirm that, with effect from the date hereof solely in respect of the issue of [ ] Notes due [ ] (the "Issue"), you shall become a party to, and a[n] [U.S.] [International] Agent under, the Agency Agreement, vested with all the authority, rights and powers, and subject to all duties and obligations of a[n] [U.S.] [International] Agent in relation to the Issue as if originally named as such under the Agency Agreement.

Such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

Yours faithfully,

CITIGROUP FUNDING INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

cc: Paying Agents
    Trustees
    Guarantor

                                                                       EXHIBIT G

                   FORM OF AGENT ACCESSION LETTER - NOTE ISSUE

Citigroup Funding Inc.
388 Greenwich Street, 38th Floor
New York, NY 10013
Attention: Assistant Treasurer

                 Series D and Series E Medium-Term Note Program

Ladies and Gentlemen:

We refer to the Global Selling Agency Agreement dated as of April 20, 2006, entered into in respect of the above Medium-Term Note Program and made among the Company, Citigroup Inc. and the Agents party thereto (which agreement, as amended from time to time, is herein referred to as the "Global Selling Agency Agreement").

We confirm that we are in receipt of the documents referenced below (except to the extent that we have waived delivery of such documents):

-    a copy of the Agency Agreement; and

-    a copy of all documents referred to in Section 5 of the Agency Agreement and have found them to our satisfaction.

For the purposes of Section 9 of the Agency Agreement our notice details are as follows: (insert name, address, telephone, fax, email address and attention).

In consideration of the Company appointing us as a[n] [U.S.] [International] Agent solely in respect of the issue of [ ] Notes due [ ] (the "Issue") under the Agency Agreement, we hereby undertake, for the benefit of the Company, the Guarantor and each of the other Agents, that in relation to the Issue we will perform and comply with all the duties and obligations expressed to be assumed by a[n] [U.S.] [International] Agent under or pursuant to the Agency Agreement.

We acknowledge that such appointment is limited to the Issue and is not for any other issue of Notes of the Company pursuant to the Agency Agreement and that such appointment will terminate upon issue of the Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

This letter is governed by, and shall be construed in accordance with, the laws of the State of New York.

Yours faithfully,

[Name of new Agent]


By:
    ---------------------------------
Title:
       ------------------------------

cc: Paying Agents
    Trustees
    Guarantor

                                                                    EXHIBITS H-K

               FORMS OF OPINIONS, CERTIFICATES AND COMFORT LETTERS